Annual

                                [GRAPHIC OMITTED]


                                DECEMBER 31, 2002

Report

FRANKLIN NEW YORK TAX-FREE TRUST

   FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

   FRANKLIN NEW YORK INTERMEDIATE-TERM
   TAX-FREE INCOME FUND

   FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

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                                 [LOGO OMITTED]

                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

           THANK YOU FOR INVESTING WITH
       FRANKLIN TEMPLETON. WE ENCOURAGE
  OUR INVESTORS TO MAINTAIN A LONG-TERM
      PERSPECTIVE AND REMEMBER THAT ALL
    SECURITIES MARKETS MOVE BOTH UP AND
  DOWN, AS DO MUTUAL FUND SHARE PRICES.
        WE APPRECIATE YOUR PAST SUPPORT
       AND LOOK FORWARD TO SERVING YOUR
   INVESTMENT NEEDS IN THE YEARS AHEAD.



[PHOTO OMITTED]




CHARLES B. JOHNSON, center
CHAIRMAN
FRANKLIN NEW YORK TAX-FREE TRUST

SHEILA AMOROSO & RAFAEL R. COSTAS JR.
SENIOR VICE PRESIDENTS/CO-DIRECTORS
FRANKLIN MUNICIPAL BOND DEPARTMENT

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

SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin New York Tax-Free Trust covers the fiscal year ended December 31, 2002. As we write this report, we see signs that equity markets may be settling down and that the economy continues its slow pace of recovery. It is impossible to predict what markets will do, but after the worst extended equity market performance in many years, some investors believe the equity markets are due for some gains.

The year under review was a period of significant equity market volatility. Gross domestic product grew at an estimated 2.4% for all of 2002. Economic activity in the first half of 2002 led to expectations by many that the stock market was poised to turn around. However, a spate of corporate bankruptcies and accounting scandals, as well as prospects for war, led to significant stock market declines and investor uncertainty. Largely as a result, the bond market performed well as investors diversified into fixed income securities. At the beginning of the reporting period, the 10-year Treasury note was yielding 5.07%, with the yield dropping to 3.83% on December 31, 2002. Over the same period, the Dow Jones Industrial Average(TM), Standard & Poor's 500 Composite Index (S&P
500) and Nasdaq Composite Index fell 14.98%, 22.09% and 31.13%, respectively, which tended to

CONTENTS

Shareholder Letter .........  1

Special Feature:
Understanding Your

Tax-Free Income Fund .......  7

Fund Reports

 Franklin New York Insured
 Tax-Free Income Fund ...... 12

 Franklin New York
 Intermediate-Term

 Tax-Free Income Fund ...... 18

 Franklin New York
 Tax-Exempt Money Fund ..... 23

Municipal Bond Ratings ..... 25

Financial Highlights &
Statements of Investments .. 28

Financial Statements ....... 43

Notes to
Financial Statements ....... 48

Independent
Auditors' Report ........... 53

Tax Designation ............ 54

Board Members
and Officers ............... 55



[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF TEXT USING PYRAMID GRAPHICS AS FOLLOWS:

FUND CATEGORY

Global

Growth

Growth & Income

Income

Tax-Free Income


              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE steer investors to allocating assets in more conservative investments such as municipal and government bonds. 1


BOND MARKET OVERVIEW

With $357 billion in municipal bonds issued nationwide in 2002, the industry outpaced the $293 billion record set in 1993. 2 This high issuance level can be attributed largely to the low interest rate environment, which created attractive opportunities for municipalities to refinance higher interest rate debt and borrow inexpensively for current finance needs. At the same time, demand was very healthy, due in part to the "flight to quality" resulting from negative equity market performance and uncertainty. Although most investors sought the safety of Treasury obligations, municipal bonds benefited as well. Lower long-term interest rates resulting from increased demand translated into solid price performance for bonds because long-term interest rates and bond prices move in opposite directions.

During the period, the Bond Buyer Municipal Bond Index (Bond Buyer 40) yield fell from 5.44% at the beginning of the reporting period, to 5.04% on December 31, 2002. 2 In our opinion, the government bond market outperformed the municipal bond market primarily for two reasons. First, the government bond market is broader and deeper than the municipal bond market;

"LOWER LONG-TERM
INTEREST RATES RESULTING
FROM INCREASED DEMAND
TRANSLATED INTO SOLID
PRICE PERFORMANCE FOR BONDS. ..."

1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The indexes include reinvested dividends.

2. Source: THE BOND BUYER, 1/1/03. The Bond Buyer 40 comprises the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been 29-30 years.

therefore, more investors turned to U.S. government bonds for safety when financial markets experienced increased volatility. Second, given the low interest rate environment during the period, many municipalities issued debt this year, substantially increasing supply. Still, relative to Treasuries, municipal bonds continued to offer significant value.

The 2001 recession generally pressured municipal revenues. Sales, personal and property taxes tend to bring in less money to municipalities' coffers during times of economic weakness. As a result, budget deficits are generated and balancing them usually requires a combination of higher taxes and fees and reduced expenditures. These situations also commonly cause rating downgrades by the independent rating agencies, which can result in a drop in the affected bonds' values. While we pay close attention to such movements, we also take a long-term view. Defaults by states and municipalities are rare. Municipalities do not go out of business the same way corporations can. Because they will need to sell securities in the future to maintain their infrastructures and to accommodate and promote growth, they work hard to avoid a default on their records.

NEW YORK UPDATE

Despite being the site of the nation's most devastating act of terrorism on September 11, 2001, New York state's credit outlook is stable, largely due to proactive budget management. However, the state, like the rest of the country, is economically weaker than prior to the terrorist attacks. The state's Medicaid costs are rising and spending pressures are reemerging to fund school aid, health care and employer pension costs.

New York's weakened financial condition during the year under review was due mainly to the volatile stock market and national economic recession. The recession's effects reached New York later than other states, but its impact was felt more deeply than in many other parts of the country. Revised state revenue projections anticipate a budget shortfall for the 2003 fiscal year. In addition, previously projected budget gaps of $2.8 billion and $3.3 billion for fiscal years 2004 and 2005 are likely to rise substantially. 3 Waning personal income taxes account for the largest portion of this decline. However, because the state adopted conservative revenue estimates for budgeting purposes, New York was better prepared to address the strain than many other states.

Moody's, an independent credit rating agency, maintained New York's GO bond rating of A2 with a stable outlook, reflecting the state's large debt burden and relatively weak and concentrated economy highly dependent on the financial services sector. With New York's economic slowdown, exacerbated by the events of September 11, the state faces both short- and long-term challenges. However, given the amount of resources supplied by a combination of governmental aid, insurance proceeds and reserve accounts, we expect New York will be able to manage its fiscal stress over the long term.

LOOKING FORWARD

At period-end, in terms of interest rates and the economy, as long as the economy does not grow too fast, we would expect a very slow rise in long-term interest rates, reflecting slight upward pressure on inflation. That scenario appears to be priced into the bond market. Although for bonds, rapid inflation would be the most worrisome aspect of an improving economy, condi


3. Source: Moody's Investors Service, NEW YORK (STATE OF), December 2002.

tions at period-end did not suggest that probability. In fact, some forecasters are predicting deflation, another scenario we see as unlikely.

We could possibly see reduced supply in 2003 with fewer opportunities for municipalities to refinance. Although demand may decline if long-term interest rates rise and equity markets stabilize and post gains, we believe some of the reduction in demand may be offset by other investors being lured by municipal bonds' higher yields and credit quality and the need to maintain diversified portfolios of stocks, bonds and cash. Rather than try to predict the markets going forward, we will continue to focus on our time-tested approach of seeking the highest possible income while using our conservative, buy-and-hold strategy that has served us so well in the past.

Investors tend to overreact at the worst times, and often view stocks and bonds as alternatives to one another instead of complements. At Franklin Templeton, we believe bonds should be held for income and portfolio diversification, not to outperform stock prices. Overall, we believe the funds in Franklin New York Tax-Free Trust can provide investors with high credit quality and valuable tax-free income for the long term. Investors are as different as investments, and the mix of stocks, bonds and cash in their portfolios should be tailored to their individual, long-term objectives and risk tolerance. Especially during periods of uncertain markets, working with a financial advisor can help each investor develop a suitable investment plan and follow it when markets fluctuate. We encourage you to contact us whenever you have questions about your Franklin tax-free fixed income investments. We consider accessibility to our shareholders and their advisors as part of our responsibility as portfolio managers.

A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE YOUR FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301.
AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.

Thank you for your continued support. We look forward to serving your investment needs in the years ahead.

Sincerely,

/S/ CHARLES B. JOHNSON
----------------------
Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust

/S/ SHEILA AMOROSO
------------------
Sheila Amoroso

/S/ RAFAEL R. COSTAS JR.
------------------------
Rafael R. Costas Jr.

Senior Vice Presidents & Co-Directors
Franklin Municipal Bond Department

SPECIAL FEATURE:
UNDERSTANDING YOUR TAX-FREE
INCOME FUND -- WHAT CAUSES
DIVIDENDS AND FUND PRICES TO
FLUCTUATE

DID YOU EVER WONDER WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? OR HAVE YOU NOTICED HOW CHANGES IN INTEREST RATES CAN AFFECT YOUR FUND'S SHARE PRICE? AT FRANKLIN TEMPLETON INVESTMENTS, MAINTAINING A STABLE DIVIDEND AND A RELATIVELY STABLE SHARE PRICE FOR YOUR TAX-FREE FUND IS OUR TOP PRIORITY. UNFORTUNATELY THOUGH, WE CAN'T CONTROL THE ECONOMIC ENVIRONMENT, AND FACTORS SUCH AS CHANGING INTEREST RATES CAN CAUSE YOUR FUND'S SHARE PRICE AND DIVIDEND PAYMENTS TO FLUCTUATE.

BELOW YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BOND PRICES AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.  WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Federal Reserve Board (the Fed) becomes concerned about inflation, it may attempt to cool the economy by raising short-term interest rates, as it did in 2000. On the other hand, if the economy slows down, the Fed may lower short-term interest rates to stimulate economic growth, as we witnessed in 2001 and 2002.

              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE

                       NOT PART OF THE SHAREHOLDER REPORT

    It's important to note the Fed only has the power to change short-term interest rates such as the federal funds target rate and the discount rate, which represent the overnight rates charged among banks.

    Long-term interest rates, as represented by the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation. Most Franklin tax-free fund portfolios are composed of long-term municipal bonds, whose prices are affected primarily by changes in long-term interest rates.

Q.  HOW DO CHANGES IN INTEREST RATES AFFECT MY TAX-FREE INCOME FUND?

    INTEREST RATES AND BOND PRICES: AN INVERSE RELATIONSHIP

A. Interest rates and bond prices behave like two sides of a seesaw. When interest rates drop, bond prices usually rise. When rates climb, bond prices usually fall. This is because when rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

[GRAPHIC OMITTED]
INTEREST RATES

MUNICIPAL BOND PRICES


                       NOT PART OF THE SHAREHOLDER REPORT

    As prices of the municipal bonds in your fund's portfolio adjust to a rise in interest rates, you may see a decline in your fund's share price as measured by net asset value (NAV). Conversely, when interest rates decline, your fund's NAV will tend to increase, as we saw in 2001 and 2002.

    INTEREST RATES AND TAX-FREE DIVIDENDS

    When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower yielding bonds, to reduce the amount of interest they pay on the debt. As funds now have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline and the dividends paid out to shareholders also decline over time.

    When interest rates rise, the situation is reversed. As funds are able to invest cash proceeds in new, higher-yielding bonds, they're able to pay out higher dividends to shareholders.

Q.  WHY HAVE MY TAX-FREE DIVIDENDS BEEN DECLINING RECENTLY?

A. While long-term interest rates have fluctuated over the past 15 years, overall, they've experienced a net decline. Consequently, industry-wide, many tax-free portfolios have had older, higher-yielding municipal bonds "called" away and have had to reinvest their "call" proceeds and new cash inflows in new, lower-yielding bonds.

    Many of Franklin's tax-free funds have been similarly affected, and because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

    For example, in the late 1980s and early 1990s, we were able to invest in bonds yielding approximately 8%. As these

                       NOT PART OF THE SHAREHOLDER REPORT
    bonds matured or were called, we've had to reinvest the proceeds at lower rates, recently that rate being around 5%. 1 Because we're investing in bonds with lower yields, we've had to reduce dividends accordingly. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

    Although we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.

Q.  SHOULD I BE CONCERNED WHEN MY FUND'S SHARE PRICE FLUCTUATES?

A. Though interest rates have been volatile over the past 20 years, municipal bond prices have remained relatively stable, as shown in the chart below.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS:

MUNICIPAL BOND PRICES VS. INTEREST RATES*
JANUARY 1983-DECEMBER 2002

                Interest       Municipal
Date               Rates     Bond Prices
 Jan 1983         10.46%          $90.42
 Feb 1983         10.72%          $93.23
 Mar 1983         10.51%          $91.15
 Apr 1983         10.40%          $93.42
 May 1983         10.38%          $89.02
 Jun 1983         10.85%          $90.56
 Jul 1983         11.38%          $90.25
 Aug 1983         11.85%          $90.73
 Sep 1983         11.65%          $91.47
 Oct 1983         11.54%          $88.97
 Nov 1983         11.69%          $88.86
 Dec 1983         11.83%          $90.31
 Jan 1984         11.67%          $91.80
 Feb 1984         11.84%          $90.71
 Mar 1984         12.32%          $92.76
 Apr 1984         12.63%          $92.19
 May 1984         13.41%          $88.68
 Jun 1984         13.56%          $87.14
 Jul 1984         13.36%          $89.90
 Aug 1984         12.72%          $86.53
 Sep 1984         12.52%          $91.62
 Oct 1984         12.16%          $93.61
 Nov 1984         11.57%          $92.98
 Dec 1984         11.50%          $93.48
 Jan 1985         11.38%          $96.60
 Feb 1985         11.51%          $92.70
 Mar 1985         11.86%          $94.04
 Apr 1985         11.43%          $95.93
 May 1985         10.85%          $96.82
 Jun 1985         10.16%          $96.21
 Jul 1985         10.31%          $95.75
 Aug 1985         10.33%          $95.42
 Sep 1985         10.37%          $94.26
 Oct 1985         10.24%          $96.13
 Nov 1985         9.78%           $99.29
 Dec 1985         9.26%           $98.66
 Jan 1986         9.19%           $102.32
 Feb 1986         8.70%           $103.28
 Mar 1986         7.78%           $101.67
 Apr 1986         7.30%           $101.91
 May 1986         7.71%           $99.80
 Jun 1986         7.80%           $101.71
 Jul 1986         7.30%           $100.24
 Aug 1986         7.17%           $103.37
 Sep 1986         7.45%           $102.20
 Oct 1986         7.43%           $102.97
 Nov 1986         7.25%           $103.63
 Dec 1986         7.11%           $103.02
 Jan 1987         7.08%           $105.34
 Feb 1987         7.25%           $104.87
 Mar 1987         7.25%           $102.99
 Apr 1987         8.02%           $100.49
 May 1987         8.61%           $99.66
 Jun 1987         8.40%           $101.15
 Jul 1987         8.45%           $101.08
 Aug 1987         8.76%           $100.65
 Sep 1987         9.42%           $97.95
 Oct 1987         9.52%           $99.99
 Nov 1987         8.86%           $99.38
 Dec 1987         8.99%           $99.62
 Jan 1988         8.67%           $104.13
 Feb 1988         8.21%           $104.48
 Mar 1988         8.37%           $102.56
 Apr 1988         8.72%           $102.17
 May 1988         9.09%           $101.25
 Jun 1988         8.92%           $102.00
 Jul 1988         9.06%           $101.79
 Aug 1988         9.26%           $101.04
 Sep 1988         8.98%           $102.18
 Oct 1988         8.80%           $103.16
 Nov 1988         8.96%           $101.53
 Dec 1988         9.11%           $101.88
 Jan 1989         9.09%           $102.78
 Feb 1989         9.17%           $100.95
 Mar 1989         9.36%           $99.96
 Apr 1989         9.18%           $101.72
 May 1989         8.86%           $103.09
 Jun 1989         8.28%           $103.97
 Jul 1989         8.02%           $104.40
 Aug 1989         8.11%           $102.64
 Sep 1989         8.19%           $101.82
 Oct 1989         8.01%           $102.08
 Nov 1989         7.87%           $103.12
 Dec 1989         7.84%           $103.29
 Jan 1990         8.21%           $103.06
 Feb 1990         8.47%           $103.39
 Mar 1990         8.59%           $102.95
 Apr 1990         8.79%           $102.02
 May 1990         8.76%           $103.34
 Jun 1990         8.48%           $103.61
 Jul 1990         8.47%           $103.28
 Aug 1990         8.75%           $101.26
 Sep 1990         8.89%           $100.79
 Oct 1990         8.72%           $101.85
 Nov 1990         8.39%           $103.26
 Dec 1990         8.08%           $103.19
 Jan 1991         8.09%           $103.89
 Feb 1991         7.85%           $104.02
 Mar 1991         8.11%           $103.37
 Apr 1991         8.04%           $103.75
 May 1991         8.07%           $103.88
 Jun 1991         8.28%           $103.16
 Jul 1991         8.27%           $103.66
 Aug 1991         7.90%           $103.51
 Sep 1991         7.65%           $104.29
 Oct 1991         7.53%           $104.61
 Nov 1991         7.42%           $104.31
 Dec 1991         7.09%           $105.89
 Jan 1992         7.03%           $105.46
 Feb 1992         7.34%           $104.84
 Mar 1992         7.54%           $104.15
 Apr 1992         7.48%           $104.49
 May 1992         7.39%           $105.05
 Jun 1992         7.26%           $106.32
 Jul 1992         6.84%           $109.47
 Aug 1992         6.59%           $107.80
 Sep 1992         6.42%           $107.82
 Oct 1992         6.59%           $105.94
 Nov 1992         6.87%           $107.20
 Dec 1992         6.77%           $107.69
 Jan 1993         6.39%           $106.54
 Feb 1993         6.03%           $109.63
 Mar 1993         6.03%           $107.91
 Apr 1993         6.05%           $108.38
 May 1993         6.16%           $108.15
 Jun 1993         5.80%           $109.07
 Jul 1993         5.83%           $105.93
 Aug 1993         5.45%           $107.34
 Sep 1993         5.40%           $107.70
 Oct 1993         5.43%           $107.18
 Nov 1993         5.83%           $105.41
 Dec 1993         5.83%           $106.86
 Jan 1994         5.70%           $107.37
 Feb 1994         6.15%           $103.87
 Mar 1994         6.78%           $98.94
 Apr 1994         6.95%           $99.25
 May 1994         7.12%           $99.59
 Jun 1994         7.34%           $98.41
 Jul 1994         7.12%           $99.69
 Aug 1994         7.19%           $99.52
 Sep 1994         7.62%           $97.55
 Oct 1994         7.81%           $95.24
 Nov 1994         7.91%           $92.97
 Dec 1994         7.84%           $94.53
 Jan 1995         7.60%           $96.71
 Feb 1995         7.22%           $99.07
 Mar 1995         7.20%           $99.68
 Apr 1995         7.07%           $99.24
 May 1995         6.30%           $101.87
 Jun 1995         6.21%           $100.34
 Jul 1995         6.45%           $100.74
 Aug 1995         6.28%           $101.47
 Sep 1995         6.17%           $101.55
 Oct 1995         6.03%           $102.48
 Nov 1995         5.76%           $103.63
 Dec 1995         5.58%           $103.43
 Jan 1996         5.60%           $103.70
 Feb 1996         6.13%           $102.47
 Mar 1996         6.34%           $100.60
 Apr 1996         6.66%           $99.82
 May 1996         6.85%           $99.32
 Jun 1996         6.73%           $99.93
 Jul 1996         6.80%           $100.37
 Aug 1996         6.96%           $99.85
 Sep 1996         6.72%           $100.75
 Oct 1996         6.37%           $100.03
 Nov 1996         6.06%           $101.35
 Dec 1996         6.43%           $100.45
 Jan 1997         6.53%           $100.15
 Feb 1997         6.58%           $100.50
 Mar 1997         6.92%           $98.61
 Apr 1997         6.72%           $99.01
 May 1997         6.67%           $100.06
 Jun 1997         6.51%           $100.65
 Jul 1997         6.02%           $102.98
 Aug 1997         6.34%           $101.40
 Sep 1997         6.12%           $101.60
 Oct 1997         5.84%           $101.75
 Nov 1997         5.86%           $101.84
 Dec 1997         5.75%           $102.73
 Jan 1998         5.53%           $103.22
 Feb 1998         5.62%           $102.73
 Mar 1998         5.67%           $102.30
 Apr 1998         5.68%           $101.38
 May 1998         5.56%           $102.40
 Jun 1998         5.44%           $102.17
 Jul 1998         5.50%           $101.95
 Aug 1998         5.05%           $103.09
 Sep 1998         4.44%           $103.93
 Oct 1998         4.64%           $103.30
 Nov 1998         4.74%           $103.20
 Dec 1998         4.65%           $102.97
 Jan 1999         4.66%           $103.74
 Feb 1999         5.29%           $102.67
 Mar 1999         5.25%           $102.32
 Apr 1999         5.36%           $102.12
 May 1999         5.64%           $101.03
 Jun 1999         5.81%           $99.09
 Jul 1999         5.92%           $98.71
 Aug 1999         5.98%           $97.47
 Sep 1999         5.90%           $97.08
 Oct 1999         6.06%           $95.62
 Nov 1999         6.18%           $96.09
 Dec 1999         6.28%           $94.56
 Jan 2000         6.68%           $93.74
 Feb 2000         6.42%           $94.43
 Mar 2000         6.03%           $96.08
 Apr 2000         6.23%           $94.88
 May 2000         6.29%           $93.87
 Jun 2000         6.03%           $95.93
 Jul 2000         6.04%           $96.82
 Aug 2000         5.73%           $97.89
 Sep 2000         5.80%           $96.91
 Oct 2000         5.77%           $97.55
 Nov 2000         5.48%           $97.81
 Dec 2000         5.12%           $99.82
 Jan 2001         5.19%           $100.36
 Feb 2001         4.92%           $100.26
 Mar 2001         4.95%           $100.75
 Apr 2001         5.35%           $99.18
 May 2001         5.43%           $99.79
 Jun 2001         5.42%           $99.82
 Jul 2001         5.07%           $100.90
 Aug 2001         4.79%           $102.15
 Sep 2001         4.60%           $101.40
 Oct 2001         4.30%           $102.17
 Nov 2001         4.78%           $100.85
 Dec 2001         5.07%           $99.44
 Jan 2002         5.07%           $100.70
 Feb 2002         4.88%           $101.55
 Mar 2002         5.42%           $99.08
 Apr 2002         5.11%           $100.59
 May 2002         5.08%           $100.78
 Jun 2002         4.86%           $100.99
 Jul 2002         4.51%           $101.93
 Aug 2002         4.14%           $102.85
 Sep 2002         3.63%           $104.74
 Oct 2002         3.93%           $102.60
 Nov 2002         4.22%           $101.79
 Dec 2002         3.83%           $103.55

    *Source: Standard & Poor's Micropal. Municipal bonds are represented by Lehman Brothers Municipal Bond Index and interest rates are represented by 10-year Treasury bond yields which reflect long-term interest rate movements. For illustrative purposes only, not representative of any Franklin tax-free income fund.


1. Based on the yield of the Bond Buyer 40 Index as of December 31, 2002.

                       NOT PART OF THE SHAREHOLDER REPORT

    We generally invest in current coupon securities to maximize tax-free income for our shareholders. 2 Over time, as we invest in different interest rate climates, the portfolios become well-diversified with a broad range of securities. As a result of this strategy, we own many older securities with higher coupons which are generally less sensitive to interest rates, and which help to provide stability to our fund portfolios.

Q. HOW CAN FRANKLIN'S INVESTMENT APPROACH BENEFIT MY PORTFOLIO WHEN INTEREST RATES ARE VOLATILE?

A. For over a quarter of a century, we've consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital. 3 Our straightforward approach to investing means we avoid speculative derivatives or futures, which can be extremely sensitive to interest-rate movements.

    Our investment strategy may not immunize fund portfolios from interest rate risk, but it may help to reduce the risk. Overall, we're confident that our professionally managed portfolios will provide long-term investors with relative stability and valuable tax-free income.

2. Coupon refers to the fixed amount of interest income paid out by a municipal security to a bondholder.
3. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.

                                 [LOGO OMITTED]
                      FRANKLIN(R) TEMPLETON(R) INVESTMENTS


                                 SR TFINS 12/02

                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND


PORTFOLIO BREAKDOWN

Franklin New York Insured
Tax-Free Income Fund
12/31/02

                   % OF TOTAL
                    LONG-TERM
                  INVESTMENTS
-----------------------------

Utilities               21.5%

Higher Education        14.2%

Hospital & Health Care  13.3%

Subject to Government
Appropriations          12.4%

Prerefunded             11.3%

General Obligation       9.6%

Transportation           6.7%

Other Revenue            6.4%

Tax-Supported            2.9%

Housing                  1.7%

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL, NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES WHILE SEEKING PRESERVATION OF CAPITAL THROUGH A PORTFOLIO CONSISTING MAINLY OF INSURED NEW YORK MUNICIPAL SECURITIES. 1, 2
--------------------------------------------------------------------------------


During the year ended December 31, 2002, New York municipal bond supply grew to $49.0 billion from $22.6 billion in 2001, a 116% increase. 3 Despite the substantial municipal bond supply, New York issues were met with healthy demand. As a result, bond prices generally rose and yields declined. During the 12-month reporting period, many high-profile municipalities sold large bond issues, but future supply appears to be dwindling.

Within this environment, we sought to take advantage of the increased supply to purchase optimal structures. We used the primary market's available supply to diversify the Fund's portfolio and stay fully invested. In general, we bought scarce, high-quality bonds at historically attractive yield spreads. Significant



1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

3. Source: THE BOND BUYER, 1/1/03.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 30.

DIVIDEND DISTRIBUTIONS*
Franklin New York Insured Tax-Free Income Fund
1/1/02-12/31/02

                                            DIVIDEND PER SHARE
                                         ----------------------
MONTH                                      CLASS A     CLASS C
---------------------------------------------------------------
January                                  4.53 cents  3.99 cents
February                                 4.53 cents  3.99 cents
March                                    4.53 cents  3.99 cents
April                                    4.53 cents  3.99 cents
May                                      4.53 cents  3.99 cents
June                                     4.53 cents  4.01 cents
July                                     4.53 cents  4.01 cents
August                                   4.53 cents  4.01 cents
September                                4.31 cents  3.81 cents
October                                  4.31 cents  3.81 cents
November                                 4.31 cents  3.81 cents
December                                 4.31 cents  3.79 cents
---------------------------------------------------------------
TOTAL                                   53.48 CENTS 47.20 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


purchases during the Fund's fiscal year included MTA Transportation Revenue, MTA Dedicated Tax Fund Revenue, New York City Municipal Water Finance Authority Water and Sewer System Revenue, and New York State Dormitory Authority Revenue for Iona College bonds. Sales during the year included MTA Transportation Revenue and New York State Dormitory Authority Revenue for New York University bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 15 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 4.24%, based on an annualization of the current 4.31 cent ($0.0431) per share dividend and the maximum offering price of $12.21 on December 31, 2002. An investor in the maximum combined federal and New York state and City tax bracket of 45.05% would need to earn 7.72% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rate and its taxable equivalent for Class C shares.

Looking ahead, we believe the municipal bond market's fundamentals appear generally favorable, and we expect continuing demand strength from individual and institutional investors for long-term municipal bonds. As financial markets eventually stabilize and investors continue to realize the benefits of asset allocation, we believe municipal bond funds' appeal will increase as a component of a well-balanced portfolio. For the long term, we believe the Fund should perform well as we maintain our conservative, buy-and-hold investment philosophy.


This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        12/31/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.47         $11.69    $11.22

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.5348

CLASS C                        CHANGE        12/31/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.49         $11.84    $11.35

DISTRIBUTIONS (1/1/02-12/31/02)
Dividend Income                $0.4720


FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND

CLASS A: SUBJECT TO THE CURRENT, MAXIMUM 4.25% INITIAL SALES CHARGE. PRIOR TO 7/1/94, FUND SHARES WERE OFFERED AT A LOWER INITIAL SALES CHARGE, THUS ACTUAL TOTAL RETURNS MAY DIFFER. EFFECTIVE 5/1/94, THE FUND IMPLEMENTED A RULE 12B-1 PLAN, WHICH AFFECTS SUBSEQUENT PERFORMANCE.

CLASS C: SUBJECT TO 1% INITIAL SALES CHARGE AND 1% CONTINGENT DEFERRED SALES CHARGE AND 1% CONTINGENT DEFERRED SALES CHARGE FOR SHARES REDEEMED WITHIN 18 MONTHS OF INVESTMENT. THESE SHARES HAVE HIGHER ANNUAL FEES AND EXPENSES THAN CLASS A SHARES.



Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s).

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price per share on 12/31/02.
4. Taxable equivalent distribution rate and yield assume the published rates as of 9/18/02 for the maximum combined federal and New York state and City personal income tax bracket of 45.05%, based on the federal income tax rate of 38.6%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/02.


Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


PERFORMANCE

CLASS A                                        1-YEAR   5-YEAR         10-YEAR
------------------------------------------------------------------------------
Cumulative Total Return 1                      +9.17%   +28.84%        +81.32%
Average Annual Total Return 2                  +4.51%    +4.29%         +5.67%

Distribution Rate 3                     4.24%
Taxable Equivalent Distribution Rate 4  7.72%
30-Day Standardized Yield 5             3.47%
Taxable Equivalent Yield 4              6.31%



                                                                     INCEPTION
CLASS C                                        1-YEAR    5-YEAR       (5/1/95)
------------------------------------------------------------------------------
Cumulative Total Return 1                      +8.65%   +25.68%        +53.79%
Average Annual Total Return 2                  +6.62%    +4.46%         +5.63%

Distribution Rate 3                        3.80%
Taxable Equivalent Distribution Rate 4     6.91%
30-Day Standardized Yield 5                3.08%
Taxable Equivalent Yield 4                 5.61%


For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI) IS A COMMONLY USED MEASURE OF THE INFLATION RATE.



                                [GRAPHIC OMITTED]
                 EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

CLASS A (1/1/93-12/31/02)

          FRANKLIN NEW YORK   LEHMAN BROTHERS
           INSURED TAX-FREE   MUNICIPAL BOND
              INCOME FUND        INDEX 6            CPI 6

1/1/93         $9,574            $10,000           $10,000
1/31/93        $9,700            $10,116           $10,049
2/28/93        $9,987            $10,482           $10,084
3/31/93        $9,989            $10,371           $10,119
4/30/93       $10,063            $10,476           $10,148
5/31/93       $10,098            $10,535           $10,162
6/30/93       $10,269            $10,710           $10,176
7/31/93       $10,296            $10,724           $10,176
8/31/93       $10,487            $10,947           $10,205
9/30/93       $10,698            $11,072           $10,226
10/31/93      $10,743            $11,093           $10,268
11/30/93      $10,668            $10,996           $10,275
12/31/93      $10,918            $11,228           $10,275
1/31/94       $11,030            $11,356           $10,303
2/28/94       $10,700            $11,062           $10,338
3/31/94       $10,170            $10,611           $10,373
4/30/94       $10,254            $10,702           $10,388
5/31/94       $10,377            $10,795           $10,395
6/30/94       $10,251            $10,729           $10,430
7/31/94       $10,461            $10,925           $10,458
8/31/94       $10,470            $10,963           $10,500
9/30/94       $10,275            $10,802           $10,529
10/31/94      $10,021            $10,610           $10,536
11/30/94       $9,717            $10,418           $10,550
12/31/94      $10,031            $10,647           $10,550
1/31/95       $10,406            $10,952           $10,592
2/28/95       $10,772            $11,270           $10,634
3/31/95       $10,901            $11,400           $10,669
4/30/95       $10,909            $11,414           $10,705
5/31/95       $11,251            $11,778           $10,726
6/30/95       $11,138            $11,675           $10,747
7/31/95       $11,188            $11,786           $10,747
8/31/95       $11,310            $11,936           $10,775
9/30/95       $11,370            $12,011           $10,797
10/30/95      $11,575            $12,185           $10,833
11/30/95      $11,760            $12,387           $10,825
12/31/95      $11,884            $12,506           $10,817
1/31/96       $11,967            $12,601           $10,881
2/29/96       $11,882            $12,516           $10,916
3/31/96       $11,734            $12,355           $10,973
4/30/96       $11,690            $12,321           $11,016
5/31/96       $11,699            $12,316           $11,037
6/30/96       $11,827            $12,450           $11,043
7/31/96       $11,911            $12,562           $11,064
8/31/96       $11,920            $12,560           $11,085
9/30/96       $12,103            $12,736           $11,121
10/31/96      $12,221            $12,879           $11,156
11/30/96      $12,449            $13,115           $11,177
12/31/96      $12,393            $13,060           $11,177
1/31/97       $12,370            $13,085           $11,213
2/28/97       $12,468            $13,205           $11,248
3/31/97       $12,323            $13,030           $11,276
4/30/97       $12,433            $13,139           $11,290
5/31/97       $12,600            $13,338           $11,283
6/30/97       $12,733            $13,480           $11,296
7/31/97       $13,093            $13,854           $11,310
8/31/97       $12,944            $13,723           $11,331
9/30/97       $13,080            $13,887           $11,360
10/31/97      $13,193            $13,976           $11,388
11/30/97      $13,261            $14,058           $11,381
12/31/97      $13,478            $14,263           $11,368
1/31/98       $13,570            $14,410           $11,389
2/28/98       $13,568            $14,415           $11,411
3/31/98       $13,602            $14,427           $11,433
4/30/98       $13,516            $14,363           $11,453
5/31/98       $13,760            $14,589           $11,474
6/30/98       $13,827            $14,646           $11,488
7/31/98       $13,847            $14,683           $11,501
8/31/98       $14,034            $14,911           $11,515
9/30/98       $14,198            $15,097           $11,529
10/31/98      $14,206            $15,097           $11,557
11/30/98      $14,263            $15,150           $11,557
12/31/98      $14,280            $15,188           $11,550
1/31/99       $14,410            $15,368           $11,577
2/28/99       $14,370            $15,301           $11,591
3/31/99       $14,389            $15,322           $11,626
4/30/99       $14,409            $15,361           $11,711
5/31/99       $14,330            $15,271           $11,711
6/30/99       $14,150            $15,052           $11,711
7/31/99       $14,157            $15,106           $11,746
8/31/99       $14,015            $14,985           $11,774
9/30/99       $13,971            $14,991           $11,831
10/31/99      $13,777            $14,829           $11,852
11/30/99      $13,911            $14,986           $11,859
12/31/99      $13,792            $14,874           $11,859
1/31/00       $13,725            $14,808           $11,895
2/29/00       $13,914            $14,980           $11,965
3/31/00       $14,195            $15,307           $12,063
4/30/00       $14,112            $15,216           $12,070
5/31/00       $14,031            $15,137           $12,085
6/30/00       $14,367            $15,538           $12,148
7/31/00       $14,508            $15,754           $12,176
8/31/00       $14,702            $15,997           $12,176
9/30/00       $14,671            $15,914           $12,239
10/31/00      $14,801            $16,087           $12,260
11/30/00      $14,917            $16,209           $12,267
12/31/00      $15,290            $16,610           $12,260
1/31/01       $15,340            $16,774           $12,337
2/28/01       $15,405            $16,828           $12,386
3/31/01       $15,510            $16,979           $12,415
4/30/01       $15,425            $16,796           $12,464
5/31/01       $15,545            $16,977           $12,521
6/30/01       $15,624            $17,091           $12,542
7/31/01       $15,828            $17,344           $12,507
8/31/01       $16,047            $17,630           $12,507
9/30/01       $15,944            $17,570           $12,563
10/31/01      $16,107            $17,779           $12,520
11/30/01      $16,032            $17,630           $12,499
12/31/01      $15,898            $17,463           $12,450
1/31/02       $16,132            $17,765           $12,479
2/28/02       $16,282            $17,978           $12,529
3/31/02       $16,047            $17,626           $12,599
4/30/02       $16,284            $17,969           $12,669
5/31/02       $16,350            $18,079           $12,669
6/30/02       $16,459            $18,271           $12,677
7/31/02       $16,670            $18,506           $12,691
8/31/02       $16,853            $18,728           $12,733
9/30/02       $17,296            $19,138           $12,755
10/31/02      $17,037            $18,821           $12,776
11/30/02      $16,968            $18,742           $12,776
12/31/02      $17,360            $19,137           $12,748

                                [GRAPHIC OMITTED]
                 EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS


FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

CLASS C (5/1/95-12/31/02)

          FRANKLIN NEW YORK   LEHMAN BROTHERS
           INSURED TAX-FREE   MUNICIPAL BOND
              INCOME FUND        INDEX 6             CPI 6
5/1/95           $9,900          $10,000            $10,000
5/31/95         $10,212          $10,319            $10,020
6/30/95         $10,114          $10,229            $10,040
7/31/95         $10,162          $10,326            $10,040
8/31/95         $10,277          $10,458            $10,066
9/30/95         $10,326          $10,523            $10,086
10/30/95        $10,505          $10,676            $10,120
11/30/95        $10,676          $10,853            $10,112
12/31/95        $10,773          $10,957            $10,105
1/31/96         $10,851          $11,041            $10,165
2/29/96         $10,770          $10,966            $10,198
3/31/96         $10,631          $10,825            $10,251
4/30/96         $10,587          $10,795            $10,291
5/31/96         $10,590          $10,791            $10,310
6/30/96         $10,699          $10,908            $10,316
7/31/96         $10,777          $11,006            $10,336
8/31/96         $10,778          $11,004            $10,356
9/30/96         $10,944          $11,158            $10,389
10/31/96        $11,035          $11,284            $10,422
11/30/96        $11,234          $11,491            $10,442
12/31/96        $11,189          $11,443            $10,442
1/31/97         $11,163          $11,466            $10,475
2/28/97         $11,245          $11,571            $10,508
3/31/97         $11,109          $11,417            $10,534
4/30/97         $11,203          $11,513            $10,547
5/31/97         $11,356          $11,687            $10,540
6/30/97         $11,470          $11,812            $10,553
7/31/97         $11,786          $12,139            $10,565
8/31/97         $11,648          $12,025            $10,586
9/30/97         $11,763          $12,168            $10,612
10/31/97        $11,859          $12,246            $10,639
11/30/97        $11,913          $12,318            $10,632
12/31/97        $12,102          $12,498            $10,619
1/31/98         $12,188          $12,627            $10,640
2/28/98         $12,181          $12,631            $10,660
3/31/98         $12,216          $12,642            $10,680
4/30/98         $12,134          $12,585            $10,699
5/31/98         $12,344          $12,784            $10,719
6/30/98         $12,398          $12,834            $10,731
7/31/98         $12,410          $12,866            $10,744
8/31/98         $12,581          $13,065            $10,757
9/30/98         $12,710          $13,229            $10,770
10/31/98        $12,714          $13,229            $10,796
11/30/98        $12,761          $13,275            $10,796
12/31/98        $12,773          $13,308            $10,789
1/31/99         $12,875          $13,466            $10,815
2/28/99         $12,836          $13,407            $10,828
3/31/99         $12,856          $13,426            $10,861
4/30/99         $12,865          $13,459            $10,940
5/31/99         $12,787          $13,381            $10,940
6/30/99         $12,621          $13,189            $10,940
7/31/99         $12,620          $13,236            $10,973
8/31/99         $12,487          $13,130            $10,999
9/30/99         $12,443          $13,136            $11,052
10/31/99        $12,276          $12,994            $11,072
11/30/99        $12,388          $13,131            $11,079
12/31/99        $12,267          $13,033            $11,079
1/31/00         $12,202          $12,976            $11,112
2/29/00         $12,363          $13,126            $11,177
3/31/00         $12,604          $13,412            $11,269
4/30/00         $12,527          $13,333            $11,276
5/31/00         $12,450          $13,264            $11,289
6/30/00         $12,751          $13,615            $11,348
7/31/00         $12,869          $13,805            $11,374
8/31/00         $13,033          $14,017            $11,374
9/30/00         $12,989          $13,944            $11,433
10/31/00        $13,108          $14,096            $11,453
11/30/00        $13,205          $14,203            $11,460
12/31/00        $13,525          $14,554            $11,453
1/31/01         $13,563          $14,698            $11,525
2/28/01         $13,613          $14,745            $11,571
3/31/01         $13,710          $14,878            $11,598
4/30/01         $13,629          $14,717            $11,644
5/31/01         $13,727          $14,876            $11,696
6/30/01         $13,790          $14,976            $11,716
7/31/01         $13,961          $15,198            $11,683
8/31/01         $14,146          $15,448            $11,683
9/30/01         $14,050          $15,396            $11,736
10/31/01        $14,186          $15,579            $11,696
11/30/01        $14,114          $15,448            $11,676
12/31/01        $13,991          $15,301            $11,631
1/31/02         $14,188          $15,566            $11,657
2/28/02         $14,324          $15,753            $11,704
3/31/02         $14,101          $15,444            $11,770
4/30/02         $14,300          $15,745            $11,836
5/31/02         $14,363          $15,841            $11,836
6/30/02         $14,451          $16,009            $11,843
7/31/02         $14,627          $16,216            $11,856
8/31/02         $14,791          $16,410            $11,895
9/30/02         $15,157          $16,770            $11,915
10/31/02        $14,926          $16,491            $11,935
11/30/02        $14,859          $16,422            $11,935
12/31/02        $15,225          $16,769            $11,909


6. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

Past performance does not guarantee future results.

[GRAPHIC OMITTED]

CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term
Tax-Free Income Fund
Based on Total Long-Term Investments
12/31/02

AAA--71.5%

AA--15.2%

A--6.2%

BBB--5.6%

Below Investment Grade--1.5%



*Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.


FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND




-------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL, NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES WHILE SEEKING PRESERVATION OF CAPITAL. THE FUND'S PORTFOLIO CONSISTS MAINLY OF NEW YORK MUNICIPAL SECURITIES WITH AN AVERAGE WEIGHTED MATURITY (THE TIME AT WHICH THE DEBT MUST BE REPAID) BETWEEN 3 AND 10 YEARS. 1
-------------------------------------------------------------------------------


During the year ended December 31, 2002, New York municipal bond supply grew to $49.0 billion from $22.6 billion in 2001, a 116% increase. 2 Despite the substantial municipal bond supply, New York issues were met with healthy demand. As a result, bond prices generally rose and yields declined. During the 12-month reporting period, many high-profile municipalities sold large bond issues, but future supply appears to be dwindling.


1. For investors subject to the federal alternative minimum tax, a small portion of this income may be taxable. Distributions of capital gains are generally taxable.

2. Source: THE BOND BUYER, 1/1/03.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 35.

Within this environment, we sought to take advantage of the increased supply to purchase optimal structures. We used the primary market's available supply to diversify the Fund's portfolio and stay fully invested. In general, we bought scarce, high-quality bonds at historically attractive yield spreads. Significant purchases during the Fund's fiscal year included Erie County GO, MTA Dedicated Tax Fund Revenue, Monroe County GO, and New York State Tollway Authority Service Contract Revenue bonds. Sales during the year included New Rochelle Municipal Housing Authority Revenue bonds.

Keep in mind that your Fund combines the advantage of high credit quality with tax-free yields. 1 The Performance Summary beginning on page 21 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 3.72%. An investor in the maximum combined federal and New York state and City tax bracket of 45.05% would need to earn 6.77% from a taxable investment to match the Fund's tax-free distribution rate.

Looking ahead, we believe the municipal bond market's fundamentals appear generally favorable, and we expect continuing demand strength from individual and institutional investors for municipal bonds. As financial markets eventually stabilize and investors continue to realize the benefits of asset allocation, we



PORTFOLIO BREAKDOWN
Franklin New York
Intermediate-Term
Tax-Free Income Fund
12/31/02

                  % OF TOTAL
                   LONG-TERM
                  INVESTMENTS
-----------------------------

General Obligation      37.6%

Subject to Government
Appropriations          13.0%

Utilities               10.6%

Prerefunded             10.4%

Transportation           8.5%

Tax-Supported            6.2%

Hospital & Health Care   6.0%

Other Revenue            4.2%

Higher Education         1.9%

Housing                  1.6%

DIVIDEND DISTRIBUTIONS*
Franklin New York
Intermediate-Term
Tax-Free Income Fund - Class A
1/1/02-12/31/02


                     DIVIDEND
MONTH               PER SHARE
-----------------------------

January             4.0 cents

February            4.0 cents

March               3.7 cents

April               3.7 cents

May                 3.7 cents

June                3.7 cents

July                3.7 cents

August              3.7 cents

September           3.7 cents

October             3.7 cents

November            3.7 cents

December            3.5 cents

-----------------------------
TOTAL              44.8 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


believe municipal bond funds' appeal will increase as a component of a well-balanced portfolio. For the long term, we believe the Fund should perform well as we maintain our conservative, buy-and-hold investment philosophy.



This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

PERFORMANCE SUMMARY AS OF 12/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFO LIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE        12/31/02  12/31/01
---------------------------------------------------------------
Net Asset Value (NAV)          +$0.53         $11.04    $10.51
DISTRIBUTIONS (1/1/02-12/31/02)

Dividend Income                $0.448


PERFORMANCE


CLASS A                                        1-YEAR   5-YEAR     10-YEAR
--------------------------------------------------------------------------
Cumulative Total Return 1                      +9.46%  +32.20%     +79.23%
Average Annual Total Return 2                  +7.02%   +5.27%      +5.76%

Distribution Rate 3                      3.72%
Taxable Equivalent Distribution Rate 4   6.77%
30-Day Standardized Yield 5              3.09%
Taxable Equivalent Yield 4               5.62%



Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

CLASS A: Subject to the maximum 2.25% initial sales charge. The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.93%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum sales charge.
3. Distribution rate is based on an annualization of the current 3.5 cent per share dividend and the maximum offering price of $11.29 per share on 12/31/02.
4. Taxable equivalent distribution rate and yield assume the published rates as of 9/18/02 for the maximum combined federal and New York state and City personal income tax bracket of 45.05%, based on the federal income tax rate of 38.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's port folio for the 30 days ended 12/31/02.



For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER
THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES
CHARGE, FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEX INCLUDES REINVESTED DIVIDENDS. IT DIFFERS FROM THE FUND IN COMPOSITION AND DOES NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE CONSUMER PRICE INDEX (CPI) IS A COMMONLY USED MEASURE OF THE INFLATION RATE.





[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS AS FOLLOWS



                   Franklin New York    Lehman Brothers
                   Intermediate-Term    Municipal Bond
                  Tax-Free Income Fund       Index 6                    CPI 6

1/1/93                   $9,770             $10,000                   $10,000
1/31/93                  $9,843             $10,168                   $10,049
2/28/93                  $10,099            $10,540                   $10,084
3/31/93                  $10,095            $10,386                   $10,119
4/30/93                  $10,159            $10,485                   $10,148
5/31/93                  $10,194            $10,522                   $10,162
6/30/93                  $10,269            $10,729                   $10,176
7/31/93                  $10,284            $10,756                   $10,176
8/31/93                  $10,458            $10,978                   $10,205
9/30/93                  $10,573            $11,113                   $10,226
10/31/93                 $10,617            $11,131                   $10,268
11/30/93                 $10,470            $11,040                   $10,275
12/31/93                 $10,766            $11,275                   $10,275
1/31/94                  $10,901            $11,414                   $10,303
2/28/94                  $10,672            $11,101                   $10,338
3/31/94                  $10,238            $10,677                   $10,373
4/30/94                  $10,334            $10,794                   $10,388
5/31/94                  $10,441            $10,881                   $10,395
6/30/94                  $10,424            $10,834                   $10,430
7/31/94                  $10,593            $11,016                   $10,458
8/31/94                  $10,629            $11,059                   $10,500
9/30/94                  $10,435            $10,911                   $10,529
10/31/94                 $10,207            $10,751                   $10,536
11/30/94                 $10,012            $10,548                   $10,550
12/31/94                 $10,196            $10,738                   $10,550
1/31/95                  $10,370            $11,016                   $10,592
2/28/95                  $10,652            $11,328                   $10,634
3/31/95                  $10,721            $11,481                   $10,669
4/30/95                  $10,738            $11,495                   $10,705
5/31/95                  $11,047            $11,859                   $10,726
6/30/95                  $10,977            $11,786                   $10,747
7/31/95                  $11,104            $11,959                   $10,747
8/31/95                  $11,265            $12,121                   $10,775
9/30/95                  $11,304            $12,199                   $10,797
10/30/95                 $11,466            $12,339                   $10,833
11/30/95                 $11,595            $12,505                   $10,825
12/31/95                 $11,658            $12,581                   $10,817
1/31/96                  $11,732            $12,708                   $10,881
2/29/96                  $11,648            $12,656                   $10,916
3/31/96                  $11,554            $12,499                   $10,973
4/30/96                  $11,549            $12,455                   $11,016
5/31/96                  $11,521            $12,420                   $11,037
6/30/96                  $11,632            $12,538                   $11,043
7/31/96                  $11,742            $12,659                   $11,064
8/31/96                  $11,725            $12,659                   $11,085
9/30/96                  $11,884            $12,789                   $11,121
10/31/96                 $11,996            $12,950                   $11,156
11/30/96                 $12,191            $13,212                   $11,177
12/31/96                 $12,163            $13,152                   $11,177
1/31/97                  $12,205            $13,204                   $11,213
2/28/97                  $12,319            $13,328                   $11,248
3/31/97                  $12,195            $13,149                   $11,276
4/30/97                  $12,298            $13,246                   $11,290
5/31/97                  $12,450            $13,435                   $11,283
6/30/97                  $12,566            $13,582                   $11,296
7/31/97                  $12,877            $13,964                   $11,310
8/31/97                  $12,799            $13,829                   $11,331
9/30/97                  $12,941            $14,004                   $11,360
10/31/97                 $13,023            $14,078                   $11,388
11/30/97                 $13,092            $14,143                   $11,381
12/31/97                 $13,249            $14,367                   $11,368
1/31/98                  $13,368            $14,526                   $11,389
2/28/98                  $13,388            $14,525                   $11,411
3/31/98                  $13,395            $14,515                   $11,433
4/30/98                  $13,338            $14,435                   $11,453
5/31/98                  $13,561            $14,680                   $11,474
6/30/98                  $13,631            $14,734                   $11,488
7/31/98                  $13,637            $14,758                   $11,501
8/31/98                  $13,850            $15,015                   $11,515
9/30/98                  $13,998            $15,238                   $11,529
10/31/98                 $14,015            $15,245                   $11,557
11/30/98                 $14,071            $15,290                   $11,557
12/31/98                 $14,128            $15,338                   $11,550
1/31/99                  $14,329            $15,572                   $11,577
2/28/99                  $14,240            $15,432                   $11,591
3/31/99                  $14,242            $15,424                   $11,626
4/30/99                  $14,284            $15,466                   $11,711
5/31/99                  $14,192            $15,358                   $11,711
6/30/99                  $13,953            $15,072                   $11,711
7/31/99                  $14,009            $15,173                   $11,746
8/31/99                  $13,917            $15,117                   $11,774
9/30/99                  $13,948            $15,168                   $11,831
10/31/99                 $13,802            $15,061                   $11,852
11/30/99                 $13,943            $15,225                   $11,859
12/31/99                 $13,879            $15,146                   $11,859
1/31/00                  $13,802            $15,084                   $11,895
2/29/00                  $13,932            $15,203                   $11,965
3/31/00                  $14,190            $15,499                   $12,063
4/30/00                  $14,141            $15,422                   $12,070
5/31/00                  $14,064            $15,331                   $12,085
6/30/00                  $14,409            $15,748                   $12,148
7/31/00                  $14,586            $15,965                   $12,176
8/31/00                  $14,806            $16,213                   $12,176
9/30/00                  $14,756            $16,138                   $12,239
10/31/00                 $14,907            $16,303                   $12,260
11/30/00                 $14,986            $16,391                   $12,267
12/31/00                 $15,326            $16,776                   $12,260
1/31/01                  $15,492            $16,992                   $12,337
2/28/01                  $15,529            $17,021                   $12,386
3/31/01                  $15,665            $17,166                   $12,415
4/30/01                  $15,523            $16,955                   $12,464
5/31/01                  $15,691            $17,139                   $12,521
6/30/01                  $15,782            $17,242                   $12,542
7/31/01                  $15,963            $17,479                   $12,507
8/31/01                  $16,219            $17,777                   $12,507
9/30/01                  $16,161            $17,753                   $12,563
10/31/01                 $16,329            $17,973                   $12,520
11/30/01                 $16,195            $17,741                   $12,499
12/31/01                 $15,998            $17,553                   $12,450
1/31/02                  $16,287            $17,884                   $12,479
2/28/02                  $16,516            $18,140                   $12,529
3/31/02                  $16,143            $17,767                   $12,599
4/30/02                  $16,524            $18,179                   $12,669
5/31/02                  $16,581            $18,264                   $12,669
6/30/02                  $16,794            $18,491                   $12,677
7/31/02                  $17,007            $18,737                   $12,691
8/31/02                  $17,221            $18,980                   $12,733
9/30/02                  $17,576            $19,434                   $12,755
10/31/02                 $17,258            $19,080                   $12,776
11/30/02                 $17,111            $18,924                   $12,776
12/31/02                 $17,511            $19,338                   $12,748



6. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal 10-Year Bond Index includes bonds that have a minimum credit rating of at least Baa and a maturity of at least 10 years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.



AVERAGE ANNUAL TOTAL RETURN

CLASS A               12/31/02
------------------------------

1-Year                  +7.02%

5-Year                  +5.27%

10-Year                 +5.76%


Past performance does not guarantee future results.

FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND SEEKS TO PROVIDE HIGH, CURRENT INCOME EXEMPT FROM REGULAR FEDERAL AND NEW YORK STATE AND NEW YORK CITY PERSONAL INCOME TAXES WHILE SEEKING PRESERVATION OF CAPITAL AND LIQUIDITY. THE FUND'S PORTFOLIO CONSISTS MAINLY OF SHORT-TERM MUNICIPAL DEBT SECURITIES ISSUED IN NEW YORK. THE FUND IS MANAGED TO MAINTAIN A $1.00 SHARE PRICE. 1
--------------------------------------------------------------------------------


During the 12 months ended December 31, 2002, weak business investment and slower-than-expected economic growth helped push unemployment to its highest level since 1994, at 6.0% at period-end. During the reporting period, the Federal Reserve Board (the Fed) lowered the federal funds target rate 50 basis points (0.50%) to 1.25% in November 2002. Although the Fed shifted to a neutral bias on the economy and interest rates, the rate cut impacted short-term rates and money market portfolio yields. Largely as a result, Franklin New York Tax-Exempt Money Fund's seven-day effective yield fell from 1.17% at the beginning of the period to 0.88% on December 31, 2002. Despite the falling yield, the Fund's assets grew from $70.2 million on December 31, 2001, to $79.9 million on December 31, 2002, a nearly 14% increase.



1. An investment in the Fund is not insured or guaranteed by the U.S. government or any other entity or institution. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 40.

The Fund's investment strategy continues to emphasize high quality and liquidity. We manage the Fund more conservatively than is required by SEC guidelines, seeking to ensure the safety and stability of the Fund's principal. Although allowed by the SEC for money market funds, we do not buy any derivative securities for our tax-exempt money funds -- we purchase only plain vanilla, short-term securities. Although our strategy may result in lower yields than those of other money market funds, we believe the increased yield offered by lower-rated and illiquid securities does not justify the increased risks that accompany this higher return.

During the reporting period, the Fund participated in several attractive deals including Westchester County GO, Nassau County Interim Finance Authority Revenue, New York City Transit Authority MTA, New York City Trust Cultural Resources Revenue for American Museum of Natural History, and New York Dormitory Authority Revenue for Rockefeller University.

Looking forward, we believe evidence of increasing productivity and benign inflation may prompt the Fed to hold off raising interest rates until clear evidence of a sustainable economic recovery appears.

This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.



PERFORMANCE SUMMARY
12/31/02
--------------------------------------------------------------------------------

Seven-day effective yield       10.88%

Seven-day annualized yield       0.88%

Taxable equivalent yield 2       1.61%

1. The seven-day effective yield assumes the compounding of daily dividends.

2. Taxable equivalent yield assumes the published rates as of 9/18/02 for the maximum combined federal and New York state and City personal income tax bracket of 45.05%, based on the federal income tax rate of 38.6%.

Annualized and effective yields are for the seven-day period ended 12/31/02. The Fund's average weighted maturity was 47 days. Yields reflect Fund expenses and fluctuations in interest rates on portfolio investments.

The Fund's manager has agreed in advance to waive a portion of its fees. If the manager had not taken this action, the Fund's annualized and effective yields for the period would have been 0.68% and 0.69%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

Past performance does not guarantee future results.

MUNICIPAL BOND RATINGS

MOODY'S

AAA: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

BA: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

CA: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing cir-cumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bondsw on which no interest is being paid.

D: In default and payment of interest and/or repayment of principal is in arrears.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                                                      CLASS A
                                                            --------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                2002        2001        2000        1999        1998
                                                            --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $11.22      $11.34      $10.77      $11.71      $11.66
                                                            --------------------------------------------------------
Income from investment operations:

 Net investment income a .................................       .53         .55         .57         .56         .57
 Net realized and unrealized gains (losses) ..............       .47        (.11)        .56        (.94)        .11
                                                            --------------------------------------------------------
Total from investment operations .........................      1.00         .44        1.13        (.38)        .68
                                                            --------------------------------------------------------
Less distributions from:
 Net investment income ...................................      (.53)       (.56)       (.56)       (.56)       (.57)
 Net realized gains ......................................        --          --          --          -- c      (.06)
                                                            --------------------------------------------------------
Total distributions ......................................      (.53)       (.56)       (.56)       (.56)       (.63)
                                                            --------------------------------------------------------
Net asset value, end of year .............................    $11.69      $11.22      $11.34      $10.77      $11.71
                                                            --------------------------------------------------------

Total return b ...........................................     9.17%       4.00%      10.78%     (3.31)%       5.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................  $291,965    $269,449    $234,528    $242,067    $270,435
Ratios to average net assets:
 Expenses ................................................      .71%        .73%        .74%        .72%        .72%
 Net investment income ...................................     4.66%       4.83%       5.19%       4.96%       4.84%
Portfolio turnover rate ..................................     9.52%       7.78%      19.66%      15.23%      12.05%


 aBased on average shares outstanding effective year ended December 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
 cThe fund distributed capital gains in the amount of $.004.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights (CONTINUED)

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND (CONT.)

                                                                                       CLASS C
                                                            --------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                2002        2001        2000        1999        1998
                                                            --------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $11.35      $11.46      $10.88      $11.82      $11.75
                                                            --------------------------------------------------------
Income from investment operations:

 Net investment income a .................................       .47         .49         .51         .49         .48
 Net realized and unrealized gains (losses) ..............       .49        (.10)        .57        (.94)        .16
                                                            --------------------------------------------------------
Total from investment operations .........................       .96         .39        1.08        (.45)        .64
                                                            --------------------------------------------------------
Less distributions from:
 Net investment income ...................................      (.47)       (.50)       (.50)       (.49)       (.51)
 Net realized gains ......................................        --          --          --         -- c       (.06)
                                                            --------------------------------------------------------
Total distributions ......................................      (.47)       (.50)       (.50)       (.49)       (.57)
                                                            --------------------------------------------------------
Net asset value, end of year .............................    $11.84      $11.35      $11.46      $10.88      $11.82
                                                            ========================================================

Total return b ...........................................     8.65%       3.47%      10.19%     (3.87)%       5.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $29,207     $18,947     $12,498     $12,309      $9,450
Ratios to average net assets:
 Expenses ................................................     1.25%       1.28%       1.28%       1.27%       1.28%
 Net investment income ...................................     4.12%       4.27%       4.64%       4.42%       4.27%
Portfolio turnover rate ..................................     9.52%       7.78%      19.66%      15.23%      12.05%

aBased on average shares outstanding effective year ended December 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
cThe fund distributed capital gains in the amount of $.004.




                       See notes to financial statements.                     29

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002


                                                                                    PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                       AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 98.0%

 Albany County GO, FGIC Insured, 5.85%, 6/01/12 .................................  $ 1,000,000     $ 1,085,620
 Albany Municipal Water Finance Authority Water and Sewer System Revenue,
    Refunding, Series A, FGIC Insured, 5.95%, 12/01/12 ..........................    2,505,000       2,651,618
 Amherst IDA, Civic Facility Revenue, University of Buffalo Student
    Housing Creekside, Project A, AMBAC Insured, 5.00%, 8/01/32 .................    2,785,000       2,828,335
 Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 1/01/25 .......    2,350,000       2,375,192
 Babylon IDA, Civic Facility Revenue, WSNCHS East Inc. Project, Series A,
  AMBAC Insured, 6.00%, 8/01/24 .................................................    4,020,000       4,528,691
 Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 ..........................      200,000         245,600
 Buffalo GO, Series E, AMBAC Insured, Pre-Refunded, 6.70%,
    12/01/17 ....................................................................      360,000         403,805
    12/01/18 ....................................................................      385,000         431,847
    12/01/19 ....................................................................      410,000         459,889
 Buffalo Municipal Water Finance Authority, Water System Revenue,
  FSA Insured, 6.00%,
    7/01/26 .....................................................................    1,185,000       1,329,831
    7/01/29 .....................................................................    3,000,000       3,366,660
 Central Square GO, Central School District, FGIC Insured, 6.50%, 6/15/09 .......      900,000       1,096,785
 Dutchess County IDA, Civic Facilities Revenue, Bard College Project,
    AMBAC Insured, 5.375%, 6/01/27 ..............................................    1,750,000       1,810,673
 Eastport South Manor Central School District GO, FGIC Insured, 5.00%, 6/15/20 ..    1,000,000       1,041,270
 Fredonia Central School District GO, Refunding, FGIC Insured, 5.00%, 6/01/19 ...    2,300,000       2,393,656
 Hempstead Town IDA, Civic Facilities Revenue, Hofstra University Project,
  MBIA Insured, 5.80%, 7/01/15 ..................................................    1,340,000       1,504,592
 Long Island Power Authority Electric System Revenue,
    MBIA Insured, 5.75%, 12/01/24 ...............................................    1,540,000       1,680,587
    Series A, FSA Insured, 5.125%, 12/01/22 .....................................    9,300,000       9,675,999
 Middle Country Central School District Centereach GO, FSA Insured,
  4.875%, 6/01/20 ...............................................................    1,650,000       1,703,328
 Monroe County IDA, Civic Facility Revenue, Nazareth College Rochester
  Project, MBIA Insured,
    5.25%, 10/01/21 .............................................................    1,520,000       1,607,734
    5.00%, 10/01/31 .............................................................    2,100,000       2,130,576
 Mount Sinai Union Free School District, Refunding, AMBAC Insured,
  6.20%, 2/15/13 ................................................................    1,055,000       1,273,712
 MTA Commuter Facilities Revenue, Series A, FSA Insured, Pre-Refunded,
  5.00%, 7/01/23 ................................................................    3,000,000       3,386,640
 MTA New York Dedicated Tax Fund Revenue,
    Refunding, Series A, MBIA Insured, 5.00%, 11/15/30 ..........................    3,000,000       3,046,500
    Series A, FGIC Insured, 6.00%, 4/01/30 ......................................    2,500,000       2,975,500
    Series A, FGIC Insured, 5.00%, 11/15/31 .....................................    2,000,000       2,027,020
 MTA New York Service Contract Revenue, Series B, MBIA Insured, 5.00%, 1/01/31 ..    3,000,000       3,042,990
 MTA Transportation Revenue, Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 .    4,000,000       4,152,560
 Nassau County GO, Public Improvement, Series E, FSA Insured, 6.00%, 3/01/20 ....    1,510,000       1,708,188
 Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
  FSA Insured, 5.75%, 8/01/29 ...................................................    2,655,000       2,924,615
 New Rochelle GO, Series C, MBIA Insured, 6.25%,
    3/15/22 .....................................................................      390,000         417,659
    3/15/23 .....................................................................      530,000         567,588
    3/15/24 .....................................................................      555,000         594,361
 New York City GO,
    Series A, MBIA Insured, 6.00%, 5/15/30 ......................................    2,000,000       2,249,920
    Series I, MBIA Insured, 5.00%, 4/15/29 ......................................    3,000,000       3,011,880
 New York City Health and Hospital Corp. Revenue, Health System, Series A,
  FSA Insured, 5.125%, 2/15/23 ..................................................    3,890,000       4,005,339
 New York City IDA, Civic Facility Revenue, Polytechnic Prep Country
  Day School, FSA Insured, 5.375%, 5/01/29 ......................................      980,000       1,019,572
 New York City Municipal Water Authority Revenue, Refunding, Series E,
  FGIC Insured, 5.00%, 6/15/26 ..................................................    1,000,000       1,017,890

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                                    PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                       AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Refunding, Series B, FGIC Insured, 5.125%, 6/15/31 .......................... $ 5,000,000  $ 5,108,050
    Series A, FSA Insured, 5.375%, 6/15/26 ......................................   3,000,000    3,102,090
    Series B, MBIA Insured, 5.75%, 6/15/26 ......................................   1,900,000    2,088,195
    Series B, MBIA Insured, 5.50%, 6/15/27 ......................................   5,000,000    5,273,200
    Series G, FSA Insured, 5.00%, 6/15/34 .......................................   3,000,000    3,039,060
 New York City Transitional Finance Authority Revenue, Future Tax Secured,
    Series A, FGIC Insured, 5.00%, 5/01/28 ......................................   6,000,000    6,085,200
    Series C, MBIA Insured, 4.75%, 5/01/23 ......................................   3,000,000    2,992,050
 New York City Transportation Authority MTA,
    Triborough Bridge Tunnel Authority, COP, AMBAC Insured, 5.75%, 1/01/20 ......   3,000,000    3,324,480
    Triborough COP, Series A, AMBAC Insured, 5.25%, 1/01/29 .....................   3,500,000    3,634,015
 New York City Trust Cultural Resources Revenue,
    American Museum of Natural History, Series A, MBIA Insured, 5.65%, 4/01/27 ..   2,000,000    2,138,540
    Museum of Modern Art 2001,Series D, AMBAC Insured, 5.125%, 7/01/31 ..........   6,500,000    6,679,400
    New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 .....................   2,000,000    2,226,940
 New York State Dormitory Authority Lease Revenue, Master Boces Program,
    Series A, FSA Insured,
 5.25%, 8/15/21 .................................................................   1,740,000    1,837,283
 New York State Dormitory Authority Revenue,
    853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 .......   1,340,000    1,492,907
    Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 ............................   2,460,000    2,494,366
    City University System, Consolidated Third General, Series 1, FSA Insured,
      5.50%, 7/01/29 ............................................................   1,585,000    1,671,446
    Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 .....................   2,445,000    2,703,314
    Department of Health, MBIA Insured, 5.50%, 7/01/25 ..........................   2,000,000    2,107,400
    Good Samaritan Hospital Medical Center, Series A, MBIA Insured,
      5.50%, 7/01/24 ............................................................   2,000,000    2,110,220
    Insured Mortgage Nursing Home, MBIA Insured, 5.40%, 2/01/31 .................     400,000      416,056
    Insured Mortgage Nursing Home, MBIA Insured, 5.50%, 2/01/41 .................   1,880,000    1,968,736
    Iona College, XLCA Insured, 5.125%, 7/01/32 .................................   4,000,000    4,082,800
    Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 ...........   1,500,000    1,607,505
    Mental Health Services Facilities Improvement, Series A, MBIA Insured,
      5.25%, 8/15/26 ............................................................   2,570,000    2,665,321
    Mental Health Services, Refunding, Series B, MBIA Insured, 5.00%, 2/15/24 ...   2,260,000    2,302,104
    Mental Health Services, Series D, FSA Insured, 5.25%, 2/15/29 ...............   2,000,000    2,079,940
    Mount Sinai School of Medicine, Refunding, MBIA Insured, 6.75%, 7/01/15 .....   2,500,000    2,535,875
    New York University, Series 2, AMBAC Insured, 5.00%, 7/01/23 ................     885,000      906,506
    NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 ..........................   1,700,000    1,734,765
    Pace University, MBIA Insured, 6.00%, 7/01/29 ...............................   3,000,000    3,390,510
    Pace University, Refunding, MBIA Insured, 5.75%, 7/01/26 ....................   6,500,000    7,054,905
    School District Financing PG, Series D, MBIA Insured, 5.25%, 10/01/23 .......   1,750,000    1,834,140
    School District Financing PG, Series D, MBIA Insured, 5.00%, 10/01/30 .......   1,750,000    1,776,845
    Siena College, MBIA Insured, 5.00%, 7/01/31 .................................   3,500,000    3,550,155
    Siena College, Refunding, MBIA Insured, 5.70%, 7/01/17 ......................   2,000,000    2,234,940
    St. Johns University, Series A, MBIA Insured, 5.25%, 7/01/30 ................   3,500,000    3,648,680
    St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 ....   5,000,000    5,476,500
    University of Rochester, Refunding, Series A, MBIA Insured, 5.00%, 7/01/27 ..   1,000,000    1,016,850
    University of Rochester, Strong Health Facilities, MBIA Insured,
      5.90%, 7/01/17 ............................................................   2,355,000    2,534,898
    Upstate Community College, MBIA Insured, 5.125%, 7/01/30 ....................   5,945,000    6,045,471
    Wildwood Programs Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 ............   1,000,000    1,123,530

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                                    PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                        AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 New York State Energy Research and Development Authority Electric Facilities
  Revenue, Consolidated Edison Project, Refunding, Series A, AMBAC Insured,
  6.10%, 8/15/20 ................................................................ $ 5,000,000  $ 5,573,050
 New York State Energy Research and Development Authority Gas Facilities
  Revenue, Brooklyn Union Gas Project, Series A, MBIA Insured,
  6.75%, 2/01/24 ................................................................   2,010,000    2,053,356
 New York State Energy Research and Development Authority PCR,
    Central Hudson Gas, Refunding, Series A, AMBAC Insured, 5.45%, 8/01/27 ......   3,500,000    3,663,170
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured,
      6.625%, 10/01/13 ..........................................................   1,500,000    1,532,490
    Niagara Mohawk Power Corp., Refunding, Series A, FGIC Insured,
      7.20%, 7/01/29 ............................................................   5,000,000    5,489,950
    Rochester Gas and Electric Project, Refunding, Series A,
      MBIA Insured, 6.35%, 5/15/32 ..............................................   1,150,000    1,178,543
    Rochester Gas and Electric Project, Refunding, Series B, MBIA Insured,
      6.50%, 5/15/32 ............................................................   1,000,000    1,024,970
 New York State Environmental Facilities Corp. Water Facilities Revenue,
  Refunding, Spring Valley Water Project,
    Series A, AMBAC Insured, 6.30%, 8/01/24 .....................................   2,000,000    2,167,040
    Series B, AMBAC Insured, 6.15%, 8/01/24 .....................................   3,000,000    3,258,360
 New York State Medical Care Facilities Finance Agency Revenue,
    Hospital and Nursing Home Mortgage, Refunding,Series C, MBIA Insured,
    Pre-Refunded, 6.25%, 8/15/12 ................................................     750,000      811,395
    Long-Term Health Care, Series A, FSA Insured, 6.80%, 11/01/14 ...............   6,285,000    6,435,337
    Long-Term Health Care, Series B, FSA Insured, 6.45%, 11/01/14 ...............   5,355,000    5,484,645
    Long-Term Health Care, Series C, FSA Insured, 6.40%, 11/01/14 ...............   4,245,000    4,345,224
    Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%, 11/01/16 .....     960,000      973,248
    Sisters of Charity Hospital, Series A, AMBAC Insured, 6.60%, 11/01/10 .......     700,000      709,646
    Sisters of Charity Hospital, Series A, AMBAC Insured, 6.625%, 11/01/18 ......   1,500,000    1,520,700
    St. Mary's Hospital Project, Series A, AMBAC Insured, Pre-Refunded,
      6.20%, 11/01/14 ...........................................................   1,495,000    1,586,629
 New York State MTA, Refunding, AMBAC Insured, 5.00%, 7/01/30 ...................   7,000,000    7,105,630
 New York State Municipal Bond Bank Agency Program Revenue, Buffalo,
  Series A, AMBAC Insured, 5.25%, 5/15/31 .......................................   4,000,000    4,147,560
 New York State Tollway Authority General Revenue, Series C, FGIC Insured,
  Pre-Refunded, 6.00%, 1/01/25 ..................................................   6,400,000    7,107,264
 New York State Tollway Authority Highway and Bridge Trust Fund Revenue,
  Series B, MBIA Insured, 4.90%, 4/01/20 ........................................  2,120,000    2,189,833
 New York State Urban Development Corp. Revenue,
    Correctional Capital Facility, Series 6, AMBAC Insured, 5.375%, 1/01/25 .....   2,480,000    2,792,182
    Correctional Facilities Service Contract, Series C, AMBAC Insured,
     6.00%, 1/01/29 .............................................................  11,200,000   13,277,824
 Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
    7/15/18 .....................................................................     500,000      541,020
    7/15/19 .....................................................................     510,000      551,840
    7/15/20 .....................................................................     610,000      660,044
 Niagara Falls New York City School District COP, High School Facility,
  MBIA Insured, 5.375%, 6/15/28 .................................................   2,000,000    2,093,360
 Niagara Falls Public Improvement, MBIA Insured,
    6.85%, 3/01/19 ..............................................................   1,000,000    1,076,680
    6.90%, 3/01/20 ..............................................................     500,000      538,625
    6.90%, 3/01/21 ..............................................................     500,000      538,625
 Niagara Falls Water Treatment Plant Revenue, MBIA Insured, 7.00%, 11/01/12 .....   1,200,000    1,329,780
 Niagara Frontier Transportation Authority Airport Revenue, Greater Buffalo
  International Airport,
    Series A, AMBAC Insured, 6.25%, 4/01/24 .....................................   1,000,000    1,066,750
    Series C, AMBAC Insured, 6.00%, 4/01/24 .....................................   1,440,000    1,529,381
 North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
    4/01/15 .....................................................................   1,065,000    1,319,684
    4/01/16 .....................................................................   1,000,000    1,249,410
 Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 ............................     810,000      990,290

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)



                                                                                    PRINCIPAL
 FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                        AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)
 Schenectady Industrial Development Agency Civic Facilities Revenue,
  GNMA Secured, Schaffer Heights A,
    6.00%, 11/01/30                                                               $ 3,000,000  $ 3,191,790
    6.05%, 11/01/35                                                                 2,375,000    2,506,646
 St. Lawrence County IDA, Civic Facility Revenue, St. Lawrence University
  Project, Series A, MBIA Insured,
    5.00%, 7/01/28                                                                  2,455,000    2,493,272
 Taconic Hills Central School District at Craryville GO, Columbia County,
  Refunding, FGIC Insured, 5.00%, 6/15/27                                           1,295,000    1,317,390
 Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series B,
  MBIA Insured, 5.20%, 1/01/27                                                      1,000,000    1,082,050
 Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
    AMBAC Insured, 5.75%, 8/01/29                                                     550,000      606,666
    Refunding, Series A, FSA Insured, 5.125%, 10/01/26                              2,000,000    2,055,420
 Westchester County Health Care Corp. Revenue, Series B, sub. lien,
  Westchester County Guaranty, 5.375%, 11/01/30                                     1,500,000    1,568,505
                                                                                              ------------
 TOTAL LONG TERM INVESTMENTS (COST $291,725,812)                                               314,604,684
                                                                                              ------------
aSHORT TERM INVESTMENTS .4%
 New York City GO,
    Series 8, Sub Series A-8, Daily VRDN and Put, 1.65%, 8/01/18                      300,000      300,000
    Series H, Sub Series H-3, Daily VRDN and Put, 1.70.%, 8/01/22                   1,100,000    1,100,000
                                                                                              ------------
 TOTAL SHORT TERM INVESTMENTS (COST $1,400,000)                                                  1,400,000
                                                                                              ------------
 TOTAL INVESTMENTS (COST $293,125,812) 98.4%                                                   316,004,684
 OTHER ASSETS, LESS LIABILITIES 1.6%                                                             5,167,804
                                                                                              ------------
 NET ASSETS 100.0%                                                                            $321,172,488
                                                                                              ============


See Glossary of Terms on page 42.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST

Financial Highlights

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                                           YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------
                                                                2002      2001       2000      1999      1998
                                                            -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................    $10.51    $10.56     $10.08    $10.77    $10.62
                                                            -------------------------------------------------
Income from investment operations:

 Net investment income a .................................       .44       .49        .52       .52       .51
 Net realized and unrealized gains (losses) ..............       .54      (.03)       .49      (.70)      .18
                                                            -------------------------------------------------
Total from investment operations .........................       .98       .46       1.01      (.18)      .69
                                                            -------------------------------------------------
Less distributions from net investment income ............      (.45)     (.51)      (.53)     (.51)     (.54)
                                                            -------------------------------------------------
Net asset value, end of year .............................    $11.04    $10.51     $10.56    $10.08    $10.77
                                                            -------------------------------------------------

Total return b ...........................................     9.46%     4.40%     10.36%   (1.69)%     6.63%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..........................  $180,829  $113,980    $75,703   $66,941   $80,689
Ratios to average net assets:
 Expenses ................................................      .60%      .51%       .45%      .45%      .45%
 Expenses excluding waiver and payments by affiliate .....      .78%      .82%       .84%      .82%      .83%
 Net investment income ...................................     4.05%     4.61%      5.12%     4.95%     4.81%
Portfolio turnover rate ..................................     8.92%     3.15%     19.95%    17.98%    10.46%

 aBased on average shares outstanding effective year ended December 31, 1999. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.
34

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002

                                                                                    PRINCIPAL
 FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                              AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS 95.6%
 Albany County Airport Authority Revenue, Series B, FSA Insured,
  4.75%, 12/15/13 ..............................................................   $1,850,000  $ 1,960,482
 Albany IDA, Civic Facility Revenue,
    Albany Medical Center Project, 5.75%, 5/01/09 ..............................    1,010,000      992,103
    St. Rose Project, Series A, AMBAC Insured, 5.00%, 7/01/12 ..................      420,000      461,563
 Amherst IDA, Civic Facility Revenue, University of Buffalo Foundation Student
  Housing Creekside, Project A, AMBAC Insured, 4.625%, 8/01/16 .................    1,030,000    1,076,875
 Bath County Central School District GO, Refunding,
    FGIC Insured, 4.00%, 6/15/19 ...............................................    1,850,000    1,770,265
    FSA Insured, 5.10%, 6/15/13 ................................................      775,000      880,850
 Buffalo GO,
    Refunding, Series C, FGIC Insured, 5.25%, 12/01/15 .........................    1,225,000    1,336,781
    Series E, FSA Insured, Pre-Refunded, 5.35%, 12/01/12 .......................      880,000    1,022,384
 Byram Hills Central School District GO, Refunding, 4.00%, 11/15/10 ............    1,375,000    1,439,158
bCanisteo Central School District, GO, Refunding, FSA Insured, 4.25%, 6/15/14 ..    1,080,000    1,110,456
 Clarence Central School District, Refunding, FSA Insured, 4.75%, 5/15/15 ......    2,390,000    2,524,844
 Cleveland Hill Union Free School District Cheektowaga GO, Refunding,
  Series B, FGIC Insured,
    3.50%, 10/15/11 ............................................................    1,135,000    1,133,252
    4.00%, 10/15/14 ............................................................    1,000,000    1,008,830
 Connetquot Central School District Islip GO, Series B, FSA Insured,
  4.40%, 6/15/16 ...............................................................    1,000,000    1,022,480
 Dansville Central School District GO, Refunding, Series B, FGIC Insured,
    4.25%, 6/15/11 .............................................................      930,000      982,675
    4.35%, 6/15/12 .............................................................      870,000      923,253
    4.45%, 6/15/13 .............................................................      995,000    1,048,312
 Erie County GO,
    FGIC Insured, 4.70%, 11/01/12 ..............................................      700,000      746,515
    Public Improvement, Series A, FGIC Insured, 4.00%, 9/01/11 .................    4,255,000    4,422,179
    Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 ...............    1,000,000    1,135,040
 Fayetteville-Manlius Central School District GO, Refunding, FGIC Insured,
  4.50%, 6/15/15                                                                    1,095,000    1,142,797
 Fredonia Central School District GO, Refunding, FGIC Insured, 4.125%, 6/01/09 .    1,000,000    1,067,470
 Guam Airport Authority Revenue, Refunding, Series A, 6.00%, 10/01/03 ..........      260,000      267,493
 Guam Power Authority Revenue, Series A, ETM, 6.00%, 10/01/04 ..................    1,300,000    1,405,690
 Guilderland Central School District, Refunding, Series A, FSA Insured,
  4.00%, 5/15/10 ...............................................................    1,260,000    1,319,686
 Harborfields Central School District Greenlawn GO, FSA Insured,
  5.00%, 6/01/17 ...............................................................    2,105,000    2,227,700
 Holland Patent Central School District GO, MBIA Insured, ETM, 4.25%,
    6/15/09 ....................................................................    1,125,000    1,222,594
    6/15/10 ....................................................................    1,125,000    1,214,258
 Huntington GO, Public Improvement, 4.20%, 9/01/13 .............................    1,230,000    1,264,821
 Jordan-El Bridge Central School District GO, Refunding, FGIC Insured,
  4.00%, 6/15/11 ...............................................................    1,610,000    1,665,980
 Long Island Power Authority Electric System Revenue,
    MBIA Insured, 5.125%, 4/01/11 ..............................................    1,410,000    1,538,211
    Refunding, Series 8, AMBAC Insured, 5.25%, 4/01/09 .........................    2,000,000    2,248,060
 Middle Country Central School District Centereach GO, FSA Insured,
  4.75%, 6/01/17 ...............................................................    1,650,000    1,717,155
 Monroe County GO, Public Improvement, FGIC Insured, 4.30%, 3/01/13 ............    3,015,000    3,149,469
 MTA Dedicated Tax Fund Revenue, Refunding, Series A, FSA Insured,
  3.90%, 11/15/12 ..............................................................    4,000,000    4,092,040
 MTA Transit Facilities Revenue, Refunding, Series C, FSA Insured,
  Pre-Refunded, 4.75%, 7/01/16 .................................................    1,915,000    2,114,597
 MTA Transportation Facilities Revenue, Series A, Pre-Refunded, 6.00%, 7/01/15 .    1,500,000    1,785,825

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                                    PRINCIPAL
 FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                              AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 Nassau County GO,
    Combined Sewage District, Refunding, Series F, 6.50%, 3/01/04 ..............   $  760,000 $    795,545
    General Improvements, Series V, AMBAC Insured, 5.25%, 3/01/13 ..............    1,000,000    1,087,610
    Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 ..........................    1,000,000    1,176,550
 Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed,
  FSA Insured, 6.00%, 8/01/10 ..................................................    1,000,000    1,178,310
 New York Bridge Authority Revenue, General, 4.125%, 1/01/13 ...................    4,000,000    4,110,440
 New York Central School District, GO, Refunding, FSA Insured, 4.00%, 6/15/10 ..      915,000      958,792
 New York City GO, Refunding,
    Series B, 6.20%, 8/15/06 ...................................................    1,000,000    1,093,420
    Series F, 6.00%, 8/01/12 ...................................................      700,000      754,502
    Series F, 5.25%, 8/01/13 ...................................................    1,095,000    1,156,408
    Series G, XLCA Insured, 5.50%, 8/01/12 .....................................    2,000,000    2,248,380
 New York City Health and Hospital Corp. Revenue, Health System,
    Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 .........................    1,000,000    1,054,490
    Series A, FSA Insured, 4.15%, 2/15/12 ......................................      750,000      771,773
    Series A, FSA Insured, 4.30%, 2/15/13 ......................................    1,000,000    1,028,840
 New York City IDA, Civic Facility Revenue,
    Institute of International Education Inc. Project, 5.125%, 9/01/16 .........    2,320,000    2,426,233
    United States Tennis Association, National 1 Tennis Center Project,
     FSA Insured, 6.00%, 11/15/03 ..............................................    1,875,000    1,952,250
    United States Tennis Association, National 1 Tennis Center Project,
     FSA Insured, 6.10%, 11/15/04 ..............................................    1,675,000    1,821,797
 New York City Municipal Water and Sewer System Revenue, Refunding,
   Series D, 5.00%, 6/15/12 ....................................................    2,000,000    2,213,960
 New York City Transitional Finance Authority Revenue, Future Tax Secured,
    Series A, 4.75%, 11/15/13 ..................................................    1,000,000    1,060,460
    Series B, 6.00%, 11/15/13 ..................................................      265,000      307,631
    Series B, 4.75%, 11/01/16 ..................................................    2,200,000    2,287,076
    Series B, Pre-Refunded, 6.00%, 11/15/13 ....................................      735,000      882,794
 New York State Dormitory Authority Lease Revenue, State University
  Dormitory Facilities,
    4.00%, 7/01/12 .............................................................    2,000,000    2,042,800
    Series A, 5.50%, 7/01/12 ...................................................    1,815,000    2,036,902
 New York State Dormitory Authority Revenue,
    City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 .........    1,000,000    1,155,350
    City University, Refunding, Series U, 6.35%, 7/01/04 .......................    1,720,000    1,841,621
    Department of Health, 6.25%, 7/01/04 .......................................      690,000      737,251
    Department of Health, 6.30%, 7/01/05 .......................................      735,000      812,601
    FSA Insured, 5.125%, 2/15/07 ...............................................    1,000,000    1,109,700
    Insured Mortgage Nursing Home, MBIA Insured, 4.60%, 2/01/11 ................      380,000      405,848
    Iona College, XLCA Insured, 3.875%, 7/01/10 ................................    1,000,000    1,029,160
    New York Medical College, Pre-Refunded, 4.30%, 7/01/06 .....................      770,000      775,236
    Nyack Hospital, Refunding, 6.00%, 7/01/06 ..................................    1,645,000    1,507,396
    Office General Services, MBIA Insured, 5.00%, 4/01/18 ......................    2,000,000    2,091,200
    Refunding, Series B, 5.25%, 11/15/23 .......................................    2,000,000    2,198,380
    School District Financing Program, Series C, MBIA Insured, 3.75%, 4/01/11 ..    1,050,000    1,067,094
    School District Financing Program, Series C, MBIA Insured, 4.00%, 4/01/12 ..    1,125,000    1,158,255
    St. Johns University, Series A, MBIA Insured, 5.00%, 7/01/14 ...............      750,000      809,333
    Teachers College, MBIA Insured, 4.00%, 7/01/12 .............................    1,000,000    1,026,230
    State University, Capital Appreciation Bond, Refunding, Series B,
     MBIA Insured, 5/15/08 .....................................................    3,000,000    2,571,120
 New York State Environmental Facilities Corp. State Clean Water and Drinking
  Water Revenue, Pooled Loan Project,
    Series B, 5.80%, 1/15/16 ...................................................    2,500,000    2,804,550


FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                                    PRINCIPAL
 FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                              AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 New York State GO, Refunding, Series A, 4.50%, 3/15/07 ........................   $1,000,000  $ 1,087,400
 New York State Government Assistance Corp., Refunding, Series B,
  MBIA Insured, 4.875%, 4/01/20 ................................................    3,750,000    3,835,800
 New York State HFAR, Health Facilities of New York City, Refunding,
  Series A, 6.00%, 11/01/08 ....................................................    3,045,000    3,348,373
 New York State Medical Care Facilities Finance Agency Revenue,
    Huntington Hospital Mortgage Project, Refunding, Series A, 5.90%, 11/01/04 .      475,000      513,703
    Series A, FHA Insured, 5.70%, 2/15/05 ......................................    1,250,000    1,336,413
    Series A, FHA Insursed, ETM, 5.70%, 2/15/05 ................................      250,000      272,580
 New York State Mortgage Agency Revenue, Homeowner Mortgage, Series 93,
    5.75%, 10/01/12 ............................................................      900,000      952,884
    5.80%, 10/01/13 ............................................................      800,000      846,928
 New York State Tollway Authority Highway and Bridge Trust Fund Revenue,
    Series C, FGIC Insured,
    5.25%, 4/01/14 .............................................................    2,000,000    2,294,340
 New York State Tollway Authority Service Contract Revenue, Local Highway
  and Bridge, MBIA Insured,
    3.75%, 4/01/12 .............................................................    2,500,000    2,525,225
 New York State Urban Development Corp. Revenue,
    Correctional Capital Facilities, Refunding, MBIA Insured, 5.00%, 1/01/09 ...    1,525,000    1,684,820
    Correctional Facilities Service Contract, Series C, AMBAC Insured,
     6.00%, 1/01/15 ............................................................    1,000,000    1,185,520
    Correctional Facilities, Refunding, 5.75%, 1/01/13 .........................      500,000      510,000
    Youth Facilities, 5.75%, 4/01/10 ...........................................      400,000      447,248
    Youth Facilities, 5.875%, 4/01/10 ..........................................    1,500,000    1,678,440
 New York Tollway Authority Highway and Bridge Trust Fund Revenue,
  FSA Insured, 5.25%, 4/01/12 ..................................................    1,620,000    1,825,643
 Newark Central School District GO, Refunding, FGIC Insured, 3.75%, 6/15/10 ....    1,630,000    1,681,280
 Newfield Central School District GO, Refunding, MBIA Insured, 4.00%, 6/15/15 ..    1,185,000    1,180,379
 North Hempstead GO, Refunding, FGIC Insured, 6.00%, 7/15/14 ...................    1,715,000    1,973,588
 Olean City School District GO, Refunding,
    FGIC Insured, 4.00%, 6/15/11 ...............................................    1,005,000    1,036,235
    FGIC Insured, 4.00%, 6/15/12 ...............................................    1,065,000    1,091,955
 Olean New York City School District GO, Refunding, FGIC Insured,
  4.375%, 6/15/17 ..............................................................    1,335,000    1,350,940
 Oneida-Herkimer Solid Waste Management Authority Solid Waste Systems Revenue,
  Refunding, 6.65%, 4/01/05 ....................................................      125,000      129,121
 Phelps-Clifton Springs Central School District, Refunding, FGIC Insured,
  3.25%, 6/01/11 ...............................................................    1,555,000    1,524,646
 Puerto Rico Commonwealth GO, 6.00%, 7/01/05 ...................................    1,000,000    1,084,450
 Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 ........    1,500,000    1,597,920
 Puerto Rico Industrial Tourist Educational Medical and Environmental
  Control Facilities Financing Authority Hospital Revenue, Mennonite General
  Hospital Project, Series A, 6.375%, 7/01/06 ..................................    1,025,000    1,018,850
 Rochester GO, Series B, MBIA Insured, 4.125%, 2/15/10 .........................    1,010,000    1,066,318
 Saratoga Springs City School District GO, Series A, FSA Insured,
  4.50%, 6/15/15 ...............................................................    1,025,000    1,066,595
 Suffolk County GO, Public Improvement, Refunding, Series A, MBIA Insured,
  4.10%, 4/01/11 ...............................................................    1,155,000    1,206,686
 Suffolk County Judicial Facilities Agency Service Agreement Revenue,
  John P. Cohalan Complex, AMBAC Insured,
    5.25%, 10/15/14 ............................................................    1,435,000    1,562,442
    5.00%, 4/15/16 .............................................................    1,000,000    1,060,910
 Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding,
  MBIA Insured, 5.10%, 6/01/13 .................................................    2,000,000    2,227,080
 Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue,
  AMBAC Insured,
    5.75%, 4/01/20 .............................................................    1,000,000    1,114,450
 Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ........    3,000,000    3,185,370
 Virgin Islands Water and Power Authority Electric System Revenue,
  Refunding, 5.125%, 7/01/13 ...................................................    1,775,000    1,821,008
 Virgin Islands Water and Power Authority Water System Revenue, Refunding,
    4.875%, 7/01/06 ............................................................    1,985,000    2,113,410
    5.00%, 7/01/09 .............................................................      520,000      551,580

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                                    PRINCIPAL
 FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                              AMOUNT        VALUE
----------------------------------------------------------------------------------------------------------
 LONG TERM INVESTMENTS (CONT.)

 Yonkers GO, Series A, AMBAC Insured, 5.00%, 12/15/14 ..........................   $1,795,000 $  1,920,237
 Yorktown Central School District GO, MBIA Insured, 4.625%, 6/15/18 ............    1,890,000    1,947,603
                                                                                              ------------
 TOTAL LONG TERM INVESTMENTS (COST $163,536,446) ...............................               172,847,801
                                                                                              ------------
aSHORT TERM INVESTMENTS 3.8%
 Long Island Power Authority Electric Systems Revenue, Sub Series 2,
  Daily VRDN and Put, .65%, 5/01/33 ............................................    2,400,000    2,400,000
 New York City GO,
    Sub Series A-5, Daily VRDN and Put, .65%, 8/01/16 ..........................      300,000      300,000
    Sub Series A-7, Daily VRDN and Put, .65%, 8/01/20 ..........................    2,800,000    2,800,000
    Sub Series E-3, Daily VRDN and Put, .65%, 8/01/23 ..........................      900,000      900,000
    Unlimited, Series B, Sub Series B-4, Daily VRDN and Put, .65%, 8/15/23 .....      500,000      500,000
                                                                                              ------------
 TOTAL SHORT TERM INVESTMENTS (COST $6,900,000) ................................                 6,900,000
                                                                                              ------------
 TOTAL INVESTMENTS (COST $170,436,446) 99.4% ...................................               179,747,801
 OTHER ASSETS, LESS LIABILITIES .6% ............................................                 1,081,091
                                                                                              ------------
 NET ASSETS 100.0% .............................................................              $180,828,892
                                                                                              ============



See Glossary of Terms on page 42.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient assets have been segregated for securities traded on a when-issued or delayed delivery basis.


                       See notes to financial statements.
38

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                                           YEAR ENDED DECEMBER 31,
                                                             ------------------------------------------------
                                                                2002      2001       2000      1999      1998
                                                             ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................   $1.00     $1.00      $1.00     $1.00     $1.00
                                                             ------------------------------------------------
Income from investment operations - net investment income ..    .008      .021       .030      .030      .030
Less distributions from net investment income ..............   (.008)    (.021)     (.030)    (.030)    (.030)
                                                             ------------------------------------------------
Net asset value, end of year ...............................   $1.00     $1.00      $1.00     $1.00     $1.00
                                                             ------------------------------------------------

Total return a .............................................    .83%     2.08%      3.35%     2.56%     2.79%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................ $79,928   $70,243    $67,950   $69,164   $57,878
Ratios to average net assets:
 Expenses ..................................................    .60%      .60%       .60%      .60%      .60%
 Expenses excluding waiver and payments by affiliate .......    .78%      .78%       .80%      .83%      .83%
 Net investment income .....................................    .83%     2.07%      3.30%     2.54%     2.75%


aTotal return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002


                                                                                     PRINCIPAL
 FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                              AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS 99.9%

aJay Street Development Corp. Certificates Facility Lease Revenue,
   Jay Street Project, Series A-1, Weekly VRDN and
   Put, .95%, 5/01/22 ..........................................................   $1,300,000 $ 1,300,000
aLong Island Power Authority Electric Systems Revenue, Sub Series 2,
   Daily VRDN and Put, 1.00%, 5/01/33 ..........................................    2,700,000   2,700,000
 Nassau County Interim Finance Authority Revenue,
   aSales Tax Secured, Refunding, Series B, FSA Insured, Weekly VRDN
   and Put, .90%, 11/15/22 .....................................................    2,000,000   2,000,000
   BAN, Series A-1, 3.00%, 3/13/03 .............................................    3,375,000   3,385,415
 New York City Transit Authority MTA, TECP, 1.40%, 1/10/03 .....................    2,000,000   2,000,000
 New York City Transportation Authority MTA Revenue, TECP, 1.25%, 2/07/03 ......    3,500,000   3,500,000
 New York Energy Research and Development Authority State Service Contract
  Revenue, Western New York Nuclear Service Center Project, 5.25%, 4/01/03 .....    2,000,000   2,018,241
 New York State Environmental Facilities Corp., State Clean Water and
  Drinking Revenue, Revolving Funds, Pooled Financing Program, Series I,
  2.75%, 3/15/03 ...............................................................    1,990,000   1,995,666
 New York State GO, Series A, 1.50%, 3/13/20 ...................................    2,500,000   2,500,000
aNew York City GO,
    Refunding, Series H, Sub Series H-3, FSA Insured, Daily VRDN and Put,
     1.00%, 8/01/14 ............................................................    2,300,000   2,300,000
    Series 8, Sub Series A-8, Daily VRDN and Put, .95%, 8/01/18 ................    2,000,000   2,000,000
    Series H, Sub Series H-3, Daily VRDN and Put, 1.00%, 8/01/20 ...............      900,000     900,000
    Series H, Sub Series H-3, Daily VRDN and Put, 1.00%, 8/01/22 ...............      700,000     700,000
    Sub Series E-3, Daily VRDN and Put, 1.00%, 8/01/23 .........................    1,500,000   1,500,000
aNew York City HDC, MF Rental Housing Revenue,
    Brittany Development, Series A, Weekly VRDN and Put, 1.10%, 6/15/29 ........    1,500,000   1,500,000
    One Columbus Place Development, Series A, Weekly VRDN and Put,
     1.10%, 11/15/28 ...........................................................    1,000,000   1,000,000
    Tribeca Tower, Series A, FNMA Insured, Weekly VRDN and Put, 1.00%, 11/15/19     2,100,000   2,100,000
aNew York City IDA, Civic Facility Revenue, National Audubon Society,
  Daily VRDN and Put, 1.00%, 12/01/14 ..........................................      500,000     500,000
aNew York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Series C, FGIC Insured, Daily VRDN and Put, .95%, 6/15/22 ..................    2,300,000   2,300,000
    Series C, FGIC Insured, Daily VRDN and Put, .95%, 6/15/23 ..................    1,600,000   1,600,000
    Series F-1, Daily VRDN and Put, .95%, 6/15/33 ..............................    1,200,000   1,200,000
    Series G, FGIC Insured, Daily VRDN and Put, 1.00%, 6/15/24 .................    2,200,000   2,200,000
aNew York City Transitional Finance Authority Revenue, New York City Recovery,
    Series 1, Sub Series 1C, Daily
     VRDN and Put, 1.10%, 11/01/22 .............................................    1,000,000   1,000,000
aNew York City Trust Cultural Resources Revenue,
    American Museum of Natural History, Series B, AMBAC Insured, Annual
     VRDN and Put, 1.60%, 7/01/29 ..............................................    1,500,000   1,500,000
    American Museum of Natural History, Series B, MBIA Insured,
     Weekly VRDN and Put, .85%, 4/01/21 ........................................      900,000     900,000
    Museum of Broadcasting, Weekly VRDN and Put, 1.00%, 5/01/14 ................    2,000,000   2,000,000
aNew York Dormitory Authority Revenues, Rockefeller University,
    Series A2, Weekly VRDN and Put, 1.45%, 7/01/32 .............................    2,000,000   2,000,000
aNew York State Dormitory Authority Revenue,
    New York Public Library, Series B, MBIA Insured, Weekly VRDN and Put,
     .95%, 7/01/28 .............................................................    3,600,000   3,600,000
    Oxford University Press Inc., Weekly VRDN and Put, 1.00%, 7/01/25 ..........      700,000     700,000
aNew York State Energy Research and Development Authority PCR, Orange and
     Rockland Project, Series A,
    AMBAC Insured, Weekly VRDN and Put, .85%, 8/01/15 ..........................    1,350,000   1,350,000
    Weekly VRDN and Put, .85%, 10/01/14 ........................................    1,000,000   1,000,000
aNew York State GO, Series B, Annual VRDN and Put, 1.50%, 3/15/30 ..............    2,000,000   2,000,000
aNew York State HFAR,
    Liberty View, Series A, Weekly VRDN and Put, .95%, 11/15/19 ................    2,400,000   2,400,000
    Normandie Court I Project, Weekly VRDN and Put, .95%, 5/15/15 ..............    2,000,000   2,000,000

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

                                                                                    PRINCIPAL
 FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                               AMOUNT       VALUE
---------------------------------------------------------------------------------------------------------------------------
 INVESTMENTS (CONT.)

aNew York State Job Development Authority Revenue,
    State Guaranteed, Registered Bond Purchase Agreement, Series A-1 to A-21,
     Daily VRDN and Put,
     1.00%, 3/01/03 ............................................................   $  900,000  $  900,000
    State Guaranteed, Series A-1 to A-36, Daily VRDN and Put, .95%, 3/01/05 ....      410,000     410,000
    State Guranteed, Special Purpose, Series B-1 through B-2,
     Daily VRDN and Put, 1.00%, 3/01/07 ........................................      410,000     410,000
aNew York State Local Government Assistance Corp. Revenue, Series F,
  Weekly VRDN and Put, .90%, 4/01/25 ...........................................    3,000,000   3,000,000
aNew York State Medical Care Facilities Finance Agency Revenue,
  Pooled Equipment Loan Program, II-A, Weekly
  VRDN and Put, 1.50%, 11/01/03 ................................................      165,000     165,000
aPort Authority of New York and New Jersey Special Obligation Revenue,
  Versatile Structure, Series 2, Daily VRDN
  and Put, .95%, 5/01/19 .......................................................    1,500,000   1,500,000
aPuerto Rico Commonwealth Government Development Bank Revenue, Refunding,
  MBIA Insured, Weekly VRDN
  and Put, .78%, 12/01/15 ......................................................    3,100,000   3,100,000
aPuerto Rico Commonwealth Highway and Transportation Authority
  Transportation Revenue, Series A,
  AMBAC Insured ................................................................    3,050,000   3,050,000
  Suffolk County TAN, 2.50%, 9/09/03 ...........................................    1,000,000   1,006,773
  Westchester County GO, Series E, 2.50%, 12/15/03 .............................    3,000,000   3,039,120
aWestchester County IDA, IDR, Levister Redevelopment Co. LLC, Series A,
  Weekly VRDN and Put, 1.05%, 8/01/33 ..........................................    1,600,000   1,600,000
                                                                                              -----------
 TOTAL INVESTMENTS (COST $79,830,215) 99.9% ....................................               79,830,215
 OTHER ASSETS, LESS LIABILITIES .1% ............................................                   97,477
                                                                                              -----------
 NET ASSETS 100.0% .............................................................              $79,927,692
                                                                                              ===========

See Glossary of Terms on page 42.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.


                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (CONT.)

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC - American Municipal Bond Assurance Corp.
BAN - Bond Anticipation Notes
COP - Certificate of Participation
ETM - Escrow to Maturity
FGIC - Financial Guaranty Insurance Corp.
FHA - Federal Housing Authority
FNMA - Federal National Mortgage Association
FSA - Financial Security Assistance
GNMA - Government National Mortgage Association
GO - General Obligation
HDC - Housing Development Corp.
HFAR - Housing Finance Authority/Agency Revenue
IDA - Industrial Development Authority/Agency
MBIA - Municipal Bond Investors Assurance Corp.
MF - Multi-Family
MTA - Metropolitan Transit Authority
PCR - Pollution Control Revenue
PFAR - Public Financing Authority Revenue
TAN - Tax Anticipation Notes
TECP - Tax-Exempt Commercial Paper
VRDN - Variable Rate Demand Notes
XLCA - XL Capital Assurance

FRANKLIN NEW YORK TAX-FREE TRUST

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                                       FRANKLIN NEW YORK    FRANKLIN NEW YORK    FRANKLIN NEW YORK
                                                        INSURED TAX-FREE    INTERMEDIATE-TERM       TAX-EXEMPT
                                                           INCOME FUND     TAX-FREE INCOME FUND     MONEY FUND
------------------------------------------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ..................................................   $293,125,812      $170,436,446     $79,830,215
                                                            ----------------------------------------------
  Value .................................................    316,004,684       179,747,801      79,830,215
 Cash ...................................................         17,638            59,570          97,769
 Receivables:
  Capital shares sold ...................................        821,960           382,761             625
  Interest ..............................................      5,494,002         2,137,827         200,754
                                                            ----------------------------------------------
      Total assets ......................................    322,338,284       182,327,959      80,129,363
                                                            ----------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .......................             --         1,073,892              --
  Capital shares redeemed ...............................        278,788            72,329          32,971
  Affiliates ............................................        237,776            79,843          60,774
  Shareholders ..........................................        222,309            13,595          87,029
 Distributions to shareholders ..........................        400,762           239,613           6,236
 Other liabilities ......................................         26,161            19,795          14,661
                                                            ----------------------------------------------
      Total liabilities .................................      1,165,796         1,499,067         201,671
                                                            ----------------------------------------------
       Net assets, at value .............................   $321,172,488      $180,828,892     $79,927,692
                                                            ==============================================
Net assets consist of:
 Undistributed net investment income ....................   $   (241,836)     $   (164,143)            $--
 Net unrealized appreciation ............................     22,878,872         9,311,355              --
 Accumulated net realized loss ..........................     (3,687,465)         (801,783)             --
 Capital shares .........................................    302,222,917       172,483,463      79,927,692
                                                            ----------------------------------------------
      Net assets, at value ..............................   $321,172,488      $180,828,892     $79,927,692
                                                            ==============================================

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2002

                                                        FRANKLIN NEW YORK  FRANKLIN NEW YORK  FRANKLIN NEW YORK
                                                        INSURED TAX-FREE   INTERMEDIATE-TERM     TAX-EXEMPT
                                                       INCOME FUNDTAX-FREE    INCOME FUND        MONEY FUND
                                                       --------------------------------------------------------
CLASS A:
 Net assets, at value ....................................  $291,965,273      $180,828,892     $79,927,692
                                                            ----------------------------------------------
 Shares outstanding ......................................    24,972,677        16,374,716      79,927,692
                                                            ----------------------------------------------
 Net asset value per share* ..............................        $11.69            $11.04           $1.00
                                                            ----------------------------------------------
 Maximum offering price per share (net asset value per
  share [DIVIDE] 95.75%, 97.75%, 100% respectively) ......        $12.21            $11.29           $1.00
                                                            ----------------------------------------------
CLASS C:
 Net assets, at value ....................................   $29,207,215                --              --
                                                            ----------------------------------------------
 Shares outstanding ......................................     2,466,912                --              --
                                                            ----------------------------------------------
 Net asset value per share* ..............................        $11.84                --              --
                                                            ----------------------------------------------
 Maximum offering price per share (net asset value per
  share [DIVIDE] 99%) ....................................        $11.96                --              --
                                                            ----------------------------------------------


*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.
44

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2002

                                                           FRANKLIN NEW YORK  FRANKLIN NEW YORK  FRANKLIN NEW YORK
                                                           INSURED TAX-FREE   INTERMEDIATE-TERM      TAX-EXEMPT
                                                              INCOME FUND    TAX-FREE INCOME FUND    MONEY FUND
                                                            ----------------------------------------------
Investment income:
 Interest ..................................................  $16,361,346      $ 6,739,665     $1,091,048
                                                              -------------------------------------------
Expenses:
 Management fees (Note 3) ..................................    1,615,810          860,832        477,220
 Distribution fees (Note 3)
  Class A ..................................................      273,120          145,032             --
  Class C ..................................................      150,245               --             --
 Transfer agent fees (Note 3) ..............................      116,292           47,672         68,542
 Custodian fees ............................................        3,047            1,454            740
 Reports to shareholders ...................................       22,438           16,639         14,046
 Registration and filing fees ..............................       18,401           21,215          9,058
 Professional fees .........................................       22,230           16,810         15,569
 Trustees' fees and expenses ...............................       13,986            6,403          3,538
 Other .....................................................       32,393           21,853         10,231
                                                              -------------------------------------------
  Total expenses ...........................................    2,267,962        1,137,910        598,944
  Expenses waived/paid by affiliate (Note 3) ...............           --         (267,539)      (141,070)
                                                              -------------------------------------------
      Net expenses .........................................    2,267,962          870,371        457,874
                                                              -------------------------------------------
       Net investment income ...............................   14,093,384        5,869,294        633,174
                                                              -------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .................      130,641          (42,574)            --
 Net unrealized appreciation on investments ................   12,447,682        6,871,419             --
                                                              -------------------------------------------
Net realized and unrealized gain ...........................   12,578,323        6,828,845             --
                                                              -------------------------------------------
Net increase in net assets resulting from operations .......  $26,671,707      $12,698,139     $  633,174
                                                              -------------------------------------------

                      See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                               FRANKLIN NEW YORK INSURED  FRANKLIN NEW YORK INTERMEDIATE-TERM
                                                  TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                               --------------------------------------------------------------
                                                    2002          2001              2002          2001
                                               -----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................... $ 14,093,384  $ 12,741,825       $ 5,869,294   $ 4,285,796
  Net realized gain (loss) from investments ..      130,641       232,949          (42,574)          (381)
  Net unrealized appreciation (depreciation)
   on investments ............................   12,447,682    (3,088,006)        6,871,419      (933,556)
                                               -----------------------------------------------------------
      Net increase in net assets resulting
       from operations .......................   26,671,707     9,886,768        12,698,139     3,351,859
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................  (13,166,027)  (12,437,825)       (5,944,693)   (4,413,709)
   Class C ...................................     (953,195)     (675,020)               --            --
                                               -----------------------------------------------------------
 Total distributions to shareholders .........  (14,119,222)  (13,112,845)       (5,944,693)   (4,413,709)
  Capital share transactions (Note 2)
   Class A ...................................   10,970,497    37,955,440        60,095,796    39,338,574
   Class C ...................................    9,253,287     6,641,507                --            --
                                               -----------------------------------------------------------
 Total beneficial share transactions .........   20,223,784    44,596,947        60,095,796    39,338,574
      Net increase in net assets .............   32,776,269    41,370,870        66,849,242    38,276,724
Net assets:
 Beginning of year ...........................  288,396,219   247,025,349       113,979,650    75,702,926
                                               -----------------------------------------------------------
 End of year ................................. $321,172,488  $288,396,219      $180,828,892  $113,979,650
                                               ===========================================================
Undistributed net investment income
 included in net assets:
 End of year ................................. $   (241,836) $   (215,998)     $   (164,143) $    (88,352)
                                               -----------------------------------------------------------

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001

                                                                                     FRANKLIN NEW YORK
                                                                                   TAX-EXEMPT MONEY FUND
                                                                                ----------------------------
                                                                                    2002             2001
                                                                                ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................  $   633,174      $ 1,508,463
 Distributions to shareholders from net investment income ....................     (633,174)      (1,508,463)
 Capital share transactions (Note 2) .........................................    9,684,389        2,292,956
                                                                                ----------------------------
      Net increase in net assets .............................................    9,684,389        2,292,956
Net assets (there is no undistributed net investment income at beginning or end of year):
 Beginning of year ...........................................................   70,243,303       67,950,347
                                                                                ----------------------------
 End of year .................................................................  $79,927,692      $70,243,303
                                                                                ============================

                       See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as a non-diversified, open-end investment company, consisting of three series (the Funds). The Funds' investment objectives are to provide a high level of current income exempt from federal and New York personal income taxes, while seeking the preservation of capital. The New York Tax-Exempt Money Fund (Money Fund) also seeks liquidity in its investments. The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Trust may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

Securities in the Money Fund are valued at amortized cost which approximates value.

B. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on a yield to maturity basis. For the Franklin New York Insured Tax-Free Income Fund (Insured Fund) and the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund), dividends from net investment income are normally declared daily and distributed monthly to shareholders. Other distributions are recorded on the ex-dividend date. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the Money Fund.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. INSURANCE

The scheduled payments of interest and principal for each municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the Insured Fund are secured by collateral guarantee by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the Insured Fund, or paid by a third party.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amount of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

        CLASS A                     CLASS A & CLASS C
        ---------------------------------------------
        Intermediate-Term Fund      Insured Fund
        Money Fund

At December 31, 2002, there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares were as follows:

                                           INSURED FUND           INTERMEDIATE-TERM FUND       MONEY FUND
                                     ---------------------------------------------------------------------
                                        SHARES      AMOUNT          SHARES      AMOUNT           AMOUNT
                                     ---------------------------------------------------------------------
CLASS A SHARES:
Year ended December 31, 2002
Shares sold ........................  3,928,275 $ 44,956,505      8,205,440 $ 88,951,312     $ 98,372,669
Shares issued in reinvestment
 of distributions ..................    655,753    7,496,359        316,084    3,423,953          631,921
Shares redeemed .................... (3,628,581) (41,482,367)    (2,992,419) (32,279,469)     (89,320,201)
                                     ---------------------------------------------------------------------
Net increase .......................    955,447 $ 10,970,497      5,529,105 $ 60,095,796     $  9,684,389
                                     ---------------------------------------------------------------------
Year ended December 31, 2001
Shares sold ........................  4,719,449 $ 53,688,558      4,972,928 $ 53,160,028     $ 60,846,759
Shares issued in reinvestment
 of distributions ..................    569,519    6,464,649        225,943    2,410,196        1,515,102
Shares redeemed .................... (1,954,803) (22,197,767)    (1,522,127) (16,231,650)     (60,068,905)
                                     ---------------------------------------------------------------------
Net increase .......................  3,334,165 $ 37,955,440      3,676,744 $ 39,338,574     $  2,292,956
                                     =====================================================================

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                            INSURED FUND
                                       ----------------------
                                         SHARES      AMOUNT
                                       ----------------------
CLASS C SHARES:
Year ended December 31, 2002
Shares sold ..........................  973,765  $11,278,894
Shares issued in reinvestment
 of distributions ....................   52,664      609,566
Shares redeemed ...................... (228,885)  (2,635,172)
                                       ----------------------
Net increase .........................  797,544  $ 9,253,287
                                       ======================
Year ended December 31, 2001
Shares sold ..........................  757,071  $ 8,691,943
Shares issued in reinvestment
 of distributions ....................   34,512      396,203
Shares redeemed ...................... (212,658)  (2,446,639)
                                       ----------------------
Net increase .........................  578,925  $ 6,641,507
                                       ======================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

        ENTITY                                           AFFILIATION
        ------------------------------------------------------------------------
        Franklin Advisers, Inc. (Advisers)               Investment manager
        Franklin Templeton Services, LLC (FT Services)   Administrative manager
        Franklin/Templeton Investor Services, LLC
         (Investor Services)                             Transfer agent
        Franklin/Templeton Distributors, Inc.
         (Distributors)                                  Principal underwriter

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured Fund and the Intermediate-Term Fund and on the average daily net assets of the Money Fund as follows:

        ANNUALIZED   FEE RATE NET ASSETS
        ------------------------------------------------------------------------
        .625%        First $100 million
        .500%        Over $100 million, up to and including $250 million
        .450%        In excess of $250 million

Advisers agreed in advance to waive management fees for the Money Fund and the Intermediate-Term Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to .10% per year of its average daily net assets and the Insured Fund reimburses Distributors up to .10% and .65% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Funds' shares.

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                     INSURED      INTERMEDIATE-
                                                       FUND         TERM FUND
                                                     --------------------------
        Net commissions paid ......................  $111,121         $62,144
        Contingent deferred sales charges .........  $ 20,876         $21,964

The Funds paid transfer agent fees of $232,506 of which $132,671 was paid to Investor Services.

4. INCOME TAXES

At December 31, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                     INSURED      INTERMEDIATE-
                                                       FUND         TERM FUND
                                                   ----------------------------
        Capital loss carryovers expiring in:
         2004 .....................................$       --         $261,595
         2007 ..................................... 1,075,699          213,880
         2008 ..................................... 2,471,475          283,875
         2009 .....................................        --              251
         2010 .....................................        --           34,731
                                                   ----------------------------
                                                   $3,547,174         $794,332
                                                   ============================

At December 31, 2002, Intermediate-Term Fund had expired capital loss carryovers of $2,297,936, which were reclassed to paid in capital.

At December 31, 2002, the cost of investments and net unrealized appreciation for income tax purposes were as follows:

                                                     INSURED      INTERMEDIATE-
                                                       FUND         TERM FUND
                                                 ------------------------------
        Cost of Investments ...................  $293,068,447     $170,407,716
                                                 ------------------------------
        Unrealized appreciation ...............  $ 22,936,237     $  9,593,050
        Unrealized depreciation ...............            --         (252,965)
                                                 ------------------------------
        Net unrealized appreciation ...........  $ 22,936,237     $  9,340,085
                                                 ==============================

FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

At December 31, 2002, the Insured Fund and the Intermediate-Term Fund have deferred capital losses occuring subsequent to October 31, 2002 of $140,291 and $7,450, respectively. For tax purposes, such losses will be reflected in the year ending December 31, 2003.

Net investment income and net realized gains and losses for the Insured Fund and the Intermediate-Term Fund differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and losses realized subsequent to October 31 on the sale of securities.

The tax character of distributions paid during the years ended December 31, 2001 and 2002, was as follows:




                                      INSURED FUND          INTERMEDIATE-TERM FUND          MONEY FUND
                                ---------------------------------------------------------------------------
                                    2002        2001            2002       2001           2002      2001
                                ---------------------------------------------------------------------------
Distributions paid from:
 Tax-exempt income ...........  $14,119,222  $13,112,845    $5,944,693  $4,413,709     $633,174  $1,508,463


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2002, were as follows:

                                  INSURED   INTERMEDIATE-
                                   FUND       TERM FUND
                              ---------------------------
        Purchases ............$44,510,964    $69,381,939
        Sales ................$28,481,465    $12,557,988

FRANKLIN NEW YORK TAX-FREE TRUST

Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF THE FRANKLIN NEW YORK TAX-FREE TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the Franklin New York Tax-Free Trust (the "Trust") at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
January 30, 2003

FRANKLIN NEW YORK TAX-FREE TRUST

Tax Designation

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended December 31, 2002.

BOARD MEMBERS AND OFFICERS



The name, age and address of the officers and board members, as well as their affili ations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS


                                                                   NUMBER OF
                                                                PORTFOLIOS IN FUND
                                         LENGTH OF               COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION      TIME SERVED             BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)  Trustee       Since 1986                   106               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)      Trustee       Since 1986                   133               Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                    company).
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and
President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until
1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F.CARLSON (74)      Trustee       Since 1998                   42                None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (70)   Trustee       Since 1989                   134               None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch.
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)     Trustee       Since 1986                   106               Director, The California Center for Land
One Franklin Parkway                                                                    Recycling (redevelopment).
San Mateo, CA 94403-1906


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------

                                                                   NUMBER OF
                                                                PORTFOLIOS IN FUND
                                         LENGTH OF               COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION      TIME SERVED             BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)
One Franklin Parkway       Trustee       Since 1992                   133               Director, White Mountains Insurance Group,
San Mateo, CA 94403-1906                                                                Ltd. (holding company); Martek Biosciences
                                                                                        Corporation; MedImmune, Inc.
                                                                                        (biotechnology); Overstock.com (Internet
                                                                                        services); and Spacehab, Inc. (aerospace
                                                                                        services).


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS

                                                                      NUMBER OF
                                                                  PORTFOLIOS IN FUND
                                            LENGTH OF               COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION      TIME SERVED             BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)     Trustee and   Trustee                       133              None
One Franklin Parkway          Chairman of   since 1986 and
San Mateo, CA 94403-1906      the Board     Chairman of
                                            the Board
                                            since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (62) Trustee,          Trustee and President     116              None
One Franklin Parkway          President and     since 1986, and
San Mateo, CA 94403-1906      Chief Executive   Chief Executive Officer -
                              Officer -         Investment Management
                              Investment        since 2002
                              Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

**WILLIAM J. LIPPMAN (77)     Trustee           Since 1993                16               None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Resources, Inc. and Franklin Private Client Group, Inc.; President, Franklin Advisory
Services, LLC.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

56

                                                                    NUMBER OF
                                                                PORTFOLIOS IN FUND
                                         LENGTH OF               COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION      TIME SERVED             BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
SHEILA AMOROSO (43)        Vice          Since 1999                   Not Applicable    None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)       Vice          Since 1987                   Not Applicable    None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory
Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RAFAEL R. COSTAS JR. (37)  Vice          Since 1999                   Not Applicable    None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)    Vice          Since 1995                   Not Applicable    None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.;
Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial
Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services,
Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin
Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (55)      Senior Vice   Since 2002                   Not Applicable    None
500 East Broward Blvd.     President and
Suite 2100                 Chief Executive
Fort Lauderdale, FL        Officer -
33394-3091                 Finance and
                           Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)         Vice          Since 2000                   Not Applicable    None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until
2000).
------------------------------------------------------------------------------------------------------------------------------------

                                                                    NUMBER OF
                                                                PORTFOLIOS IN FUND
                                         LENGTH OF               COMPLEX OVERSEEN
NAME, AGE AND ADDRESS      POSITION      TIME SERVED             BY BOARD MEMBER*       OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (55)      Vice          Since 2000                   Not Applicable    None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; Senior Vice President, Templeton Worldwide, Inc.;
officer of one of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of
Massachusetts) (until 1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)     Vice          Since 2002                   Not Applicable    Director, FTI Banque, Arch Chemicals, Inc.
600 5th Avenue             President                                                    and Lingnan Foundation.
Rockefeller Center         -AML
New York, NY 10048-0772    Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (39)  Treasurer and Treasurer                    Not Applicable    None
One Franklin Parkway       Chief         since 2000
San Mateo, CA 94403-1906   Financial     and Chief Financial
                           Officer       Officer
                                         since 2002


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)     Vice          Since 2000                   Not Applicable    None
One Franklin Parkway       President
San Mateo, CA 94403-1906   and Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------
THOMAS WALSH (41)          Vice          Since 1999                   Not Applicable    None
One Franklin Parkway       President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------


*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trusts' adviser and distributor. William J. Lippman is considered an interested person of the Trust under the federal securities laws due to his position as an officer of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL BEN (1-800/342-5236) to request the SAI.

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

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

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN (R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5 , 7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

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                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
-----------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY
AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


ANNUAL REPORT
FRANKLIN NEW YORK TAX-FREE TRUST

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN (R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin New York Tax-Free Trust prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to and from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

NYT A2002 02/03

                                 [LOGO OMITTED]
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